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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

EPIQ SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐
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	(1)	Amount Previously Paid:
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	(4)	Date Filed:

NOTICE OF ANNUAL MEETING
to be held on
JUNE 11, 2014
and
PROXY STATEMENT

EPIQ SYSTEMS, INC.
501 Kansas Avenue
Kansas City, Kansas 66105

April 30, 2014

Dear Shareholder:

        The Annual Meeting of Shareholders of Epiq Systems, Inc. will be held at 10:00 a.m., central time, on Wednesday, June 11, 2014, at the Westin Crown Center Hotel, 1 East Pershing Road, Kansas City, Missouri 64108. The enclosed Notice of Meeting and Proxy Statement contain detailed information about the business to be transacted at the meeting.

        On behalf of the board of directors and management of the company, I cordially invite you to attend the Annual Meeting of Shareholders.

        The prompt return of your proxy in the enclosed business reply envelope or voting by telephone or via the Internet (as described on the proxy card) will help ensure that as many shares as possible are represented at the Annual Meeting of Shareholders.

        I personally look forward to seeing you at the Annual Meeting of Shareholders.

Sincerely,

EPIQ SYSTEMS, INC.

Tom W. Olofson
Chairman and
Chief Executive Officer

EPIQ SYSTEMS, INC.
501 Kansas Avenue
Kansas City, Kansas 66105

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 11, 2014

TO THE SHAREHOLDERS OF EPIQ SYSTEMS, INC.

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Epiq Systems, Inc. will be held at the Westin Crown Center Hotel, 1 East Pershing Road, Kansas City, Missouri 64108 at 10:00 a.m., central time, on Wednesday, June 11, 2014, for the following purposes:

  1.
  to elect seven directors to the board of directors of the company, each for a term of one year or until their successors are elected and qualified;

  2.
  to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for the year ending December 31, 2014;

  3.
  to conduct a non-binding advisory vote to approve the compensation of our named executive officers;

  4.
  to approve an amendment and restatement of the Epiq Systems, Inc. 2004 Equity Incentive Plan to make certain plan-related clarifications and administrative and other changes as described in the proxy statement accompanying this notice; and

  5.
  to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        Shareholders of record as of the close of business on March 31, 2014 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On March 31, 2014, the record date for the annual meeting, there were 35,705,913 shares of common stock outstanding. Each outstanding share is entitled to one vote.

        The board of directors of the company encourages you to sign, date and promptly mail the proxy card in the enclosed postage prepaid envelope or to vote by telephone or via the Internet (as described on the proxy card), regardless of whether or not you intend to be present at the annual meeting. You are urged, however, to attend the annual meeting.

By Order of the Board of Directors

Jayne L. Rothman, Secretary

Kansas City, Kansas
April 30, 2014

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To be held on Wednesday, June 11, 2014

 GENERAL INFORMATION

Solicitation and Revocability of Proxies

        This proxy statement and the enclosed proxy card are being furnished to the shareholders of Epiq Systems, Inc., a Missouri corporation, in connection with the solicitation of proxies by the company for use at our annual meeting of shareholders, and any adjournments or postponements thereof, to be held at the Westin Crown Center Hotel, 1 East Pershing Road, Kansas City, Missouri 64108 at 10:00 a.m., central time, on Wednesday, June 11, 2014. This proxy statement, the proxy card, the notice of annual meeting and the accompanying 2013 annual report to shareholders are first being mailed to shareholders on or about May 9, 2014. All costs of solicitation will be borne by the company.

        You are requested to vote your shares by following the instructions on the proxy card for voting by telephone or via the Internet or by completing, signing and returning the proxy card promptly in the enclosed postage prepaid envelope. Your proxy may be revoked by written notice of revocation delivered to the secretary of the company, by executing and delivering a later dated proxy card, by submitting a new proxy via telephone or the Internet (your latest telephone or Internet instructions submitted prior to the deadline will be followed), or by voting in person at the annual meeting. Attendance at the annual meeting will not constitute a revocation of your proxy unless you vote in person at the annual meeting or deliver an executed and later dated proxy. Proxies duly executed and received in time for the annual meeting will be voted in accordance with the applicable shareholder's instructions. If no instructions are given, proxies will be voted as follows:

  a.
  to elect Tom W. Olofson, Christopher E. Olofson, W. Bryan Satterlee, Edward M. Connolly, Jr., James A. Byrnes, Joel Pelofsky, and Charles C. Connely, IV as directors to serve for one-year terms until the 2014 annual meeting of shareholders or until their respective successors are duly elected and qualified;

  b.
  to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the company for the year ending December 31, 2014;

  c.
  to conduct a non-binding advisory vote to approve the compensation of our named executive officers;

  d.
  to approve an amendment and restatement of the Epiq Systems, Inc. 2004 Equity Incentive Plan to make certain plan-related clarifications and administrative and other changes as described in this proxy statement; and

  e.
  in the discretion of the proxy holder as to any other matter properly coming before the annual meeting.

        The notice of annual meeting, proxy statement, form of proxy card and 2013 annual report to shareholders are available at www.epiqsystems.com/Investors.aspx. In accordance with Securities and Exchange Commission ("SEC") rules, the materials on the website are readable and printable. The website does not use "cookies" or other tracking features that identify visitors to the website.

Outstanding Voting Securities of the Company

        Only the holders of record of shares of common stock as of the close of business on March 31, 2014 (the "Record Date") are entitled to vote on the matters to be presented at the annual meeting, either in person or by proxy. At the close of business on March 31, 2014, there were a total of 35,705,913 shares of common stock outstanding and entitled to vote, constituting all of the outstanding voting securities of the company.

        The presence at the annual meeting of a majority of the outstanding shares of common stock as of the Record Date entitled to vote at the meeting, represented in person or by proxy, is necessary to constitute a quorum at the annual meeting. Abstentions are counted for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes are also generally counted for purposes of determining the presence of a quorum at the annual meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, it will nevertheless be entitled to vote your shares of common stock in its discretion on "routine matters" and may give or authorize the giving of a proxy to vote the shares of common stock in its discretion on such matters. The ratification of independent public accountants (Proposal 2) is generally considered to be a routine matter whereas the election of directors (Proposal 1), the advisory vote with respect to compensation of our named executive officers (Proposal 3) and the action with respect to our 2004 Equity Incentive Plan (Proposal 4) are not considered to be routine matters. Absent your instructions, the record holder will not be permitted to vote your shares on these non-routine matters, including any non-routine matters properly brought before the annual meeting. Under Missouri law, broker non-votes are not deemed to be shares represented at the meeting for purposes of the vote as to such matter or matters and therefore have no effect on whether the shareholders have approved a particular proposal.

        Each share of common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote of the shareholders at the annual meeting. The affirmative vote of a majority of the shares of common stock represented at the annual meeting, either in person or by proxy, is required to:

  (1)
  elect the directors;
  (2)
  ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the company for the year ending December 31, 2014;
  (3)
  approve, on an advisory basis, the compensation of our named executive officers; and
  (4)
  approve amendments to the 2004 Equity Incentive Plan.

        Broker non-votes are not deemed to be represented at the meeting with regard to any of the proposals. Abstentions have the effect of a negative vote with regard to each proposal.

BOARD OF DIRECTORS

Nominees for Director

        Information concerning our nominees for election to the board of directors at the annual meeting is set forth below. Our board of directors consists of seven members, all of whom stand for election annually. Each of the seven nominees for election to the board of directors was nominated by our board of directors at the recommendation of the nominating and corporate governance committee pursuant to the guidelines discussed in the "Nominating and Corporate Governance Committee" section. Our corporate governance guidelines (which are described in detail under the "Nominating and Corporate Governance Committee" section) contain certain board membership qualifications that apply to board nominees recommended by the nominating and corporate governance committee.

        The experiences, qualifications and skills of each director that the board considered in nominating such director for election to the board of directors are included below as part of their individual biography. The nominees for director of the company, as well as certain information about them, are as follows:

Tom W. Olofson
Director Since:	1988
Principal Occupation:	Chairman, Chief Executive Officer and Director since 1988.
Business Experience and Qualifications:
Mr. Olofson led a private investor group that acquired the company in July 1988. He has held various management positions at Xerox Corporation and was a senior vice president and member of the Office of the President of Marion Laboratories, Inc. Mr. Olofson has also served as a director of, and advisor to, various private companies in which he has been an investor. He earned a BBA from the University of Pittsburgh, and is currently a member of the Board of Visitors of the Katz Graduate School of Business at the University of Pittsburgh. He is the father of Christopher E. Olofson. Mr. Olofson is 72 years old.

The board believes that Mr. Olofson's experience as a senior executive, his general management skills and financial acumen are exceedingly valuable to the company. He has acquired a thorough knowledge of the company which provides a unique perspective on the strategic, financial and operational aspects of the business. He also serves as the cultural leader of the company, responsible for the values of the business.

In the past five years Mr. Olofson has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Christopher E. Olofson
Director Since:	1995
Principal Occupation:	President, Chief Operating Officer and Director
Business Experience and Qualifications:
Mr. Olofson has served as president of the company since 1998 and as chief operating officer of the company since 1996. Mr. Olofson has also served as a member of the board of directors of the company since 1995, and has served the company in a variety of management positions since 1988. He earned an AB degree from Princeton University, summa cum laude. He is the son of Tom W. Olofson. Mr. Olofson is 44 years old.

Mr. Olofson has a thorough understanding of the company's operations and business segments. He has a unique level of expertise in the strategic, technological, and international aspects of the company's business. The board believes that his commitment to the company's values and knowledge of the company's history are exceedingly valuable.

In the past five years Mr. Olofson has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.
W. Bryan Satterlee
Director Since:	1997
Principal Occupation, Business Experience and Qualifications:
Mr. Satterlee has served as a director since 1997 and was appointed lead independent director in 2014. Mr. Satterlee has been a partner since 1989 in NorthEast Ventures, a strategic consulting firm that specializes in business development services and financial evaluations of technology-based venture companies. Mr. Satterlee's background includes ten years of management experience with IBM, as well as having been a founder of a computer leasing/software business, a telecommunications company, and a venture investment services business. He earned a BS degree from Lafayette College. Mr. Satterlee is 79 years old.
The board believes that Mr. Satterlee brings significant executive leadership, financial, and technological expertise to the board.

In the past five years Mr. Satterlee has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Edward M. Connolly, Jr.
Director Since:	2001
Principal Occupation, Business Experience and Qualifications:
Mr. Connolly is a retired executive from Aventis Pharmaceuticals, where he served as president of the Aventis Pharmaceuticals Foundation and vice president of community affairs. Prior to that, he held various executive human resources positions at Hoechst Marion Roussel, Marion Merrell Dow, and Marion Laboratories, predecessor companies to Aventis. In recent years, Mr. Connolly has served as an executive-level human resources consultant. He holds a BA degree in psychology from Bellarmine University. Mr. Connolly is 71 years old.
The board believes that Mr. Connolly brings significant executive leadership, human resources and community affairs expertise to the board.

In the past five years Mr. Connolly has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.
James A. Byrnes
Director Since:	2003
Principal Occupation, Business Experience and Qualifications:
Mr. Byrnes served as vice president of international marketing for Hoechst Marion Roussel, Inc. until his retirement in 1996. Prior to that, he was vice president of global commercial development for Marion Merrell Dow. Prior to these positions, he held several executive sales and marketing positions at Marion Merrell Dow and Marion Laboratories, predecessor companies to Hoechst Marion Roussel. In recent years, Mr. Byrnes has served as an advisor to various entrepreneurial companies. He holds a BS degree in general science from Gannon University and an MBA degree from Rockhurst College. Mr. Byrnes is 67 years old.
The board believes that Mr. Byrnes brings significant executive-level sales, marketing and strategic expertise to the board.

In the past five years Mr. Byrnes has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Joel Pelofsky
Director Since:	2004
Principal Occupation, Business Experience and Qualifications:
Mr. Pelofsky is currently of counsel with Berman, DeLeve, Kuchan & Chapman, L.C. Prior to that he was of counsel with Spencer Fane Britt & Browne LLP from 2003 through 2009. From 1995 through 2003 he served as United States Trustee for Missouri, Arkansas and Nebraska. From 1986 through 1995, Mr. Pelofsky was a partner and chairman of the bankruptcy department of Shugart Thomson & Kilroy. From 1980 through 1985, Mr. Pelofsky was a United States Bankruptcy Judge in the United States Bankruptcy Court for the Western District of Missouri. Mr. Pelofsky holds a BA degree from Harvard College and a LLB degree from Harvard Law School. Mr. Pelofsky is 76 years old.
The board believes that Mr. Pelofsky brings significant bankruptcy and legal expertise to the board.

In the past five years Mr. Pelofsky has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.
Charles C. Connely, IV
Director Since:	2012
Principal Occupation, Business Experience and Qualifications:
Since March 2012, Mr. Connely has served as a Managing Director of EPR Financial Services, a subsidiary of EPR Properties, a real estate investment trust traded on the New York Stock Exchange. Prior to this position, Mr. Connely was the President of C.C. Connely & Associates, a private financial services company. He previously served as the General Manager—Vice President of a division of Butler Manufacturing Company, a steel manufacturing company that was previously traded on the New York Stock Exchange, and was the Chief Executive Officer of the D.H. Pace Company, a private construction company. Mr. Connely has over twenty years of investment banking experience where he previously served as Managing Director of KPMG LLP's Corporate Finance Group and as Vice President of Corporate Finance with George K. Baum & Company, an investment banking firm. Mr. Connely is an associate teaching professor at the University of Missouri—Kansas City Bloch School. He is a graduate of the University of Missouri—Kansas City with BBA and MBA degrees and is also a graduate of the Stonier Graduate School of Banking at Georgetown University. Mr. Connely holds CCIM, CFP and CPM designations. Mr. Connely is 66 years old.
The board believes that Mr. Connely brings significant financial and management expertise to the board.

In the past five years Mr. Connely has not served on the board of any other publicly traded company or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Board Meetings

        During 2013, the board of directors met five times. Each director attended more than 90% of the meetings of the board and the meetings of the committees of the board on which he served. The company encourages all directors to attend the annual meeting of shareholders, and all directors attended the 2013 annual meeting of shareholders. The board of directors has established an audit committee, a nominating and corporate governance committee, and a compensation committee.

Committees, Membership and Meetings

        The following table provides membership and meeting information for each of the board committees during fiscal year 2013:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Tom W. Olofson
Christopher E. Olofson
W. Bryan Satterlee	x(1),(2)	x	x
Edward M. Connolly, Jr.	x	x	x(1)
James A. Byrnes	x	x	x
Joel Pelofsky	x	x	x
Charles C. Connely, IV	x(2)	x(1)	x
Number of Meetings in 2013	9	5	4

(1)
Committee chairman

(2)
Audit committee financial expert

        In addition to the board of director and committee meetings summarized above, the independent members of the board of directors met privately without employee directors or management twice during the year ended December 31, 2013.

        Our independent board members routinely participate in nationally-recognized director education programs through organizations such as the National Association of Corporate Directors ("NACD"). All independent board members participated in one or more nationally-recognized director education programs during the year ended December 31, 2013. Information and insights on emerging issues prepares our independent board members to operate more effectively in today's market environment.

Audit Committee

        The audit committee of the board of directors is responsible for overseeing management's financial reporting practices and internal controls. The audit committee will act in a manner intended to fulfill its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting and reporting practices of the company, and to fulfill its duty to assess the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditor, the internal auditors (if any) and the financial management of the company.

        The audit committee's responsibilities include, but are not limited to, the following:

  •
  selecting and evaluating the independent auditor;

  •
  reviewing the adequacy and effectiveness of the accounting and financial controls of the company;

  •
  reviewing financial disclosure and accounting principles with financial management of the company and the independent auditor;

  •
  reviewing the independent auditor's communications regarding management's internal controls;

  •
  reviewing with financial management and the independent auditor the company's financial statements and SEC filings;

  •
  reviewing and approving all material related party transactions;

  •
  administering the company's whistleblower policy; and

  •
  investigating any other matter brought to the audit committee's attention within the scope of its duties.

        The audit committee acts under a written charter that was adopted by the board of directors and is amended as necessary to conform to the regulatory initiatives of the SEC and Nasdaq. The audit committee charter can be found on the company's corporate website at www.epiqsystems.com. The board of directors has determined that Mr. Satterlee qualifies as an "audit committee financial expert" as defined by the rules of the SEC. The SEC has determined that the audit committee financial expert designation does not impose on the person with that designation any duties, obligations or liability that are greater than the duties, obligations or liabilities imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. Our separately designated standing audit committee was established in accordance with all applicable rules of the SEC, including Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For additional information with respect to the audit committee, see the "Audit and Other Service Fees" and "Audit Committee Report" sections.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee's responsibilities include, but are not limited to the following:

  •
  assisting the board in determining the desired experience, mix of skills and other qualities to assure appropriate board composition, taking into account the current board members and the specific needs of the company and the board;

  •
  identifying qualified individuals meeting those criteria to serve on the board;

  •
  proposing to the board a slate of nominees for election by the shareholders at the annual meeting of shareholders and prospective director candidates upon the resignation, death, removal or retirement of a director or a change in board composition requirements;

  •
  reviewing candidates nominated by shareholders for election to the board;

  •
  developing plans regarding the size and composition of the board and its committees; and

  •
  performing such other functions as the board may from time to time assign to the committee.

        The nominating and corporate governance committee operates under a written charter that was adopted by the board of directors and is amended from time to time. A copy of the committee's charter can be found on the company's corporate website at www.epiqsystems.com. Its functions include assisting the board in determining the desired qualifications of directors, identifying potential individuals meeting those qualification criteria, proposing to the board a slate of nominees for election by the shareholders and reviewing candidates nominated by shareholders.

        The nominating and corporate governance committee meets at least once annually. While the nominating and corporate governance charter does not prescribe diversity standards, the nominating and corporate governance committee considers diversity in the context of the board as a whole and takes into account experience (industry, professional, public service) of current and prospective directors to facilitate board deliberations that reflect a broad range of perspectives. Potential candidates are evaluated according to the qualification criteria as set forth in the nominating and corporate governance committee charter, which include:

  •
  high personal and professional ethics, integrity, practical wisdom and mature judgment;

  •
  board training and experience in business, government, education or technology;

  •
  expertise that is useful to the company and complementary to the background and experience of other board members;

  •
  willingness to devote the required amount of time to carrying out the duties and responsibilities of board membership;

  •
  commitment to serve on the board over a period of several years to develop knowledge about the company and its operations;

  •
  willingness to represent the best interests of all shareholders and objectively appraise management's performance; and

  •
  board diversity and other relevant factors as the board may determine.

        The seven nominees for election at the 2013 annual meeting of shareholders were nominated by the board at the recommendation of the nominating and corporate governance committee. All nominees are currently serving as directors of the company.

        The nominating and corporate governance committee will consider nominees recommended by eligible shareholders for the 2015 annual meeting of shareholders. An eligible shareholder is a shareholder, or group of shareholders, who own at least 5% of the company's outstanding common stock and who have held such shares for at least twenty-four months. An eligible shareholder must submit the following information in writing, no later than November 1, 2014, to the corporate secretary, Epiq Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105. Each submission must include:

  •
  the name and address of the shareholder (and of the beneficial owner, if any, on whose behalf the nomination is made) who intends to make the nomination and of the person or persons to be nominated;

  •
  evidence of eligibility, including (i) the class and number of shares beneficially owned by the nominating shareholder and each nominee proposed by such shareholder, and (ii) a representation that such shareholder is entitled to vote in the election of directors at the annual meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

  •
  a recommendation identifying the nominee and his/her contact information;

  •
  a statement of the nominee's qualifications;

  •
  a description of all arrangements or understandings between the shareholder and nominee(s) and any other person (naming such persons) pursuant to which the nomination(s) is made;

  •
  all other information required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

  •
  a written consent signed by the nominee evidencing a willingness to serve as a director if elected; and

  •
  a commitment by the nominee to meet personally with the nominating and corporate governance committee.

        In such event, the nominating and corporate governance committee will request from the candidate a resume, a completed director and officer questionnaire, a completed statement regarding conflicts of interest and a waiver of liability for a background check. To evaluate the candidate and consider such candidate for nomination by the board, such documents must be received from the candidate not later than November 15, 2014.

        Other than the submission requirements set forth above, there is no difference in the manner in which the nominating and corporate governance committee evaluates a nominee for director recommended by a shareholder.

Compensation Committee

        The compensation committee acts under a written charter that was adopted by the board of directors and is amended as necessary to conform to the SEC's, and as applicable, Nasdaq's executive compensation disclosure provisions. The compensation committee charter can be found on our corporate website at www.epiqsystems.com. The compensation committee is responsible for establishing the compensation (including the adjustment of base salary), bonus, other incentive compensation and perquisite programs and authorizing all awards to, the chairman of the board and chief executive officer, the president and chief operating officer and the executive vice president and chief financial officer, who constitute "Executive Management," and approves the compensation of the other executive officers in consultation with Executive Management. The compensation committee is responsible for the approval of all compensation, bonus, incentive compensation and perquisite programs that are, in the aggregate, required to be reported under Item 404 of Regulation S-K for any employee of the company who is an immediate family member (as defined in Rule 16a-1(e) of the Exchange Act) of any director, executive officer or person known to be the beneficial owner of more than 5% of the company's common stock. In accordance with this policy, the compensation committee reviews and approves the salary, bonus, stock option grants and perquisites that are required to be reported under Item 404 for Scott W. Olofson, who is an employee of the company, the son of the chairman and chief executive officer and the brother of the president and chief operating officer of the company.

        The compensation committee regularly evaluates the performance of Executive Management. The compensation committee also determines the fees and other forms of compensation paid to members of the board of directors for board and committee service. The compensation committee administers our 1995 Stock Option Plan (the "1995 Plan") and 2004 Equity Incentive Plan (the "Current 2004 Plan"). Under the Current 2004 Plan (which replaced the 1995 Plan), the compensation committee may award stock options, stock appreciation rights and restricted stock awards and determines: (i) the times when stock options or restricted stock awards will be granted, and (ii) the number of shares of common stock of the company subject to each award granted to the directors, officers and other employees of the company. In the interest of efficient administration of the Current 2004 Plan, the compensation committee has, pursuant to the Current 2004 Plan, delegated to the chairman and chief executive officer of the company the authority to grant certain incentive and non-qualified stock options to individuals who are not officers of the company. The chairman and chief executive officer has never approved an incentive award relative to this authorization. The role of our chairman and chief executive officer in determining or recommending the amount or form of executive compensation is described, and additional information regarding the processes and procedures for consideration and determination of executive and director compensation is included, in the "Compensation Discussion and Analysis" section.

        If our shareholders approve the amendment and restatement of our Current 2004 Plan (Proposal 4), then our Committee will continue to administer that plan, as more fully described in the "Proposal 4—Approval of Amendments to 2004 Equity Incentive Plan" below.

Compensation Committee Interlocks and Insider Participation

        The company does not have any compensation committee interlocks or insider participation in compensation decisions required to be disclosed by Item 407 of Regulation S-K.

 Director Compensation

        The following table provides information regarding the compensation paid to our directors in the fiscal year ended December 31, 2013.

Director Compensation for Fiscal Year Ended December 31, 2013

Name	Compensation Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
W. Bryan Satterlee	$64,000	$62,200	$126,200
Edward M. Connolly, Jr.	64,000	62,200	126,200
James A. Byrnes	64,000	62,200	126,200
Joel Pelofsky	64,000	62,200	126,200
Charles C. Connely, IV	64,000	62,200	126,200

(1)
The amounts reported in the Stock Awards column represent the grant date fair value of performance-based nonvested share awards, commonly referred to as restricted stock. Each of the non-employee directors received 5,000 shares of such restricted stock in 2013, with their fair market value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718") and based on the closing market price of our common stock on February 28, 2013, the date of the award, which was $12.44 per share. Even though the awards may be forfeited, the amounts do not reflect this contingency.

        The table below shows the aggregate number of shares underlying outstanding stock options held by our non-employee directors as of December 31, 2013.

Name	Options Vested and Unvested (in shares)
W. Bryan Satterlee	76,250
Edward M. Connolly, Jr.	76,250
James A. Byrnes	80,500
Joel Pelofsky	86,000
Charles C. Connely, IV	10,000

        In 2013, we paid our non-employee directors an annual fee of $64,000 payable quarterly. The non-employee director fees for 2014 will be $70,000 per year, payable quarterly, commencing March 2014. We also reimburse non-employee directors for out-of-pocket expenses incurred in their capacity as a board member, which includes, among other things, attending board and committee meetings and conferences. Our historical practice has been to provide each non-employee director an annual equity compensation award. On February 28, 2013, each director was awarded a grant of 5,000 shares of restricted stock. These shares vested one year from the grant date. On January 28, 2014, a grant of 5,000 shares of restricted stock was made to each current non-employee director standing for re-election in 2014. These shares of restricted stock will vest one year following the grant date, provided the recipient is a member of our board on the vesting date. Neither Tom W. Olofson, chairman and chief executive officer, nor Christopher E. Olofson, president and chief operating officer, is compensated for his service as a director of the company.

 CORPORATE GOVERNANCE

Corporate Governance Policies

        We maintain a corporate website located at www.epiqsystems.com. The following corporate policies of the company and our board of directors are available on our website by selecting "Corporate Governance" under the heading "Investors:"

  •
  Audit Committee of the Board of Directors Charter

  •
  Code of Business Conduct and Ethics

  •
  Compensation Committee of the Board of Directors Charter

  •
  Director Independence Policy

  •
  Nominating and Corporate Governance Committee of the Board of Directors Charter

        Our Code of Business Conduct and Ethics applies to all of our officers, directors and associates, and specifically our principal executive officer, president, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics can be found in the Investors section of our Internet website at www.epiqsystems.com. If we make any substantive amendments to our Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our Internet website at http://www.epiqsystems.com/annual-meeting-materials and in our public filings with the SEC as legally required.

Board Leadership Structure and Role in Risk Oversight

        Our bylaws provide for the chairman of the board and chief executive officer roles to be combined into one position, unless the board of directors determines that a different structure is more appropriate. The board believes that this is the most appropriate structure based on our chief executive officer's extensive experience and in-depth knowledge of the company. Specifically, the board believes that this structure has fostered, and will continue to support, a unified leadership of the company, and believes that this structure will also provide a clear, well-defined focus for the chain of command to execute the company's business plans and strategic initiatives. In order to further strengthen corporate governance practices, the board appointed Mr. Satterlee as lead independent director on March 6, 2014.

        The board of directors is responsible for oversight of the company's risk management practices, while management is responsible for the day-to-day risk management of the company. The board and management routinely review risks facing the company during board and committee meetings. The audit committee supplements the board in its oversight role by reviewing periodic reports regarding the company's risk and control environment and the compensation committee in its oversight role of compensation and employee retention matters.

Compensation-Related Risk Considerations

        Our compensation programs are designed to reward employees for producing sustainable growth for our shareholders and to attract and retain talent. A portion of compensation for senior management is tied to the company's performance and, therefore, is not guaranteed. If the company does not attain certain financial objectives or the executive does not meet established objectives, executives may not receive a portion of their total compensation. The compensation committee has assessed our compensation objectives, philosophy, forms of compensation and benefits for our Executive Management (which we define below under the heading "Executive Compensation—Executive Summary"), and has concluded that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the company.

 Director Independence

        The board of directors has determined that Messrs. Satterlee, Connolly, Byrnes, Pelofsky and Connely, directors and members of the audit, nominating and corporate governance, and compensation committees, are "independent directors" as defined in Nasdaq Listing Rule 5605(a)(2), and that each director who served on the audit, nominating and corporate governance and compensation committees in 2013 was independent as required under Nasdaq rules governing committees throughout 2013. A copy of the independence standards can be found on the company's corporate website at www.epiqsystems.com.

Shareholder Communications with Directors

        Shareholders wishing to communicate with the members of the board of directors may send correspondence to the board of directors, c/o Corporate Secretary, 501 Kansas Avenue, Kansas City, Kansas 66105. It is our intention, unless the volume of communications is prohibitive, to forward all non-frivolous correspondence to the board of directors or the appropriate member thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of outstanding shares of common stock for (i) each director and nominee for election as a director of the company; (ii) each executive officer named in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person known to the company to be the beneficial owner of more than 5% of the outstanding shares of common stock. This table is based upon information supplied by officers, directors, and shareholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Other than as set forth below, we are not aware of any other beneficial owner of more than five percent of our common stock as of March 10, 2014. Applicable percentage ownership is based on 35,505,478 shares of common stock outstanding as of March 10, 2014, adjusted as required by rules promulgated by the SEC. The shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days thereafter are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned by such shareholder.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Shares of Common Stock(2)
Named Executive Officers, Directors and Nominees(3)
Tom W. Olofson(4)	4,339,579	12.0%
Christopher E. Olofson(5)	1,422,215	3.9
Elizabeth M. Braham(6)	905,064	2.5
Brad D. Scott(7)	162,210	*
W. Bryan Satterlee(8)	102,730	*
Edward M. Connolly, Jr.(9)	79,503	*
James A. Byrnes(10)	82,503	*
Joel Pelofsky(11)	89,676	*
Charles C. Connely, IV(12)	15,000	*
All directors and executive officers as a group (9 persons)(13)	7,198,480	19.3
5% Shareholders(14)
St. Denis J. Villere & Company, L.L.C(15) 601 Poydras St., Suite 1808 New Orleans, LA 70130	5,823,555	16.4
BlackRock Inc.(16) 40 East 52nd Street New York, NY 10022	2,845,603	8.0
The Vanguard Group(17) 100 Vanguard Boulevard Malvern, PA 19355	1,938,828	5.5
EARNEST Partners, LLC(18) 1180 Peachtree Street NE Suite 2300 Atlanta, GA 30309	1,915,973	5.4
Dimensional Fund Advisors LP(19) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,813,588	5.1
P2 Capital Partners, LLC(20) 590 Madison Avenue 25th Floor New York, NY 10022	1,780,000	5.0

*
Less than one percent

(1)
Includes shares of common stock issuable upon the exercise of options that as of March 10, 2014, are currently exercisable or exercisable within 60 days thereafter. Also includes shares of unvested restricted stock, as unvested shares have the current right to vote, as well as to accrue dividends (if any) subject to the terms of the Amended and Restated 2004 Equity Incentive Plan (including any changes described in Proposal 4 if it receives shareholder approval at this meeting).

(2)
Shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days thereafter are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
The address of all the named individuals is c/o Epiq Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105.

(4)
Includes 100,000 shares owned by Mr. Olofson's spouse, Jeanne H. Olofson, as to which Mr. Olofson disclaims beneficial ownership; 180,000 shares owned by the Tom W. and Jeanne H. Olofson Foundation, as to which Mr. Olofson shares beneficial ownership; 20,000 shares owned jointly by Tom W. Olofson and his spouse Jeanne H. Olofson; 662,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014; and 125,000 shares of unvested restricted stock, which vest in January 2015 upon the achievement of certain performance-based criteria for the fiscal year ending December 31, 2014. Includes 880,000 shares pledged as security which collateralize lines of credit for Mr. Olofson's investments. The pledged shares are not compensatory shares, i.e., shares Mr. Olofson received as compensation from the company, are not involved in hedging or derivative arrangements and are not held in margin accounts at brokerage firms. Excludes 162,500 shares and shares subject to stock options owned by Scott W. Olofson, Mr. Olofson's son, as to which shares and options Mr. Olofson disclaims beneficial ownership.

(5)
Includes 512,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014, and 125,000 shares of unvested restricted stock which vest in January 2015 upon the achievement of certain performance-based criteria for the fiscal year ending December 31, 2014.

(6)
Includes 391,250 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014, and 100,000 shares of unvested restricted stock which were forfeited on March 14, 2014 upon Ms. Braham's resignation from the company. Includes 138,838 shares pledged as security which are not involved in hedging or derivative arrangements. Ms. Braham resigned as an executive officer on March 14, 2014.

(7)
Includes 100,000 shares of unvested restricted stock which vest in January 2015 upon the achievement of certain performance-based criteria for the fiscal year ending December 31, 2014.

(8)
Includes 64,250 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014 and 5,000 shares of unvested restricted stock which will vest in January 2015.

(9)
Includes 64,250 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014 and 5,000 shares of unvested restricted stock which will vest in January 2015.

(10)
Includes 68,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014 and 5,000 shares of unvested restricted stock which will vest in January 2015.

(11)
Includes 74,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014 and 5,000 shares of unvested restricted stock which will vest in January 2015.

(12)
Includes 5,000 shares of unvested restricted stock which will vest in January 2015.

(13)
Includes 1,837,250 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after March 10, 2014 (and includes common shares that Ms. Braham beneficially owns). Ms Braham resigned as an executive officer on March 14, 2014; 475,000 shares of unvested restricted stock, 350,000 which will vest in January 2015 upon the achievement of certain performance-based criteria for the fiscal year ending December 31, 2014 (the amount that will vest in 2015, subject to performance conditions, excludes 100,000 unvested restricted shares forfeited by Ms. Braham); and the remainder which vest one year after issuance. Also includes 1,018,838 shares pledged as security.

(14)
Excludes 5% shareholders listed above as executive officers or directors. Beneficial ownership of common stock is based solely on Schedule 13D, 13F, and 13G filings with the SEC, and registered shareholder lists maintained by the company's stock transfer agent.

(15)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G filed with the SEC by St. Denis J. Villere & Company, L.L.C. on January 10, 2014; St. Denis J. Villere & Company, L.L.C. has sole voting and sole dispositive power with respect to 1,447,816 of the shares beneficially owned.

(16)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 29, 2014; BlackRock, Inc. has sole voting power with respect to 2,719,236 of the shares beneficially owned and sole dispositive power with respect to all shares beneficially owned.

(17)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. on February 12, 2014; The Vanguard Group, Inc. has sole voting power with respect to 49,151 of the shares beneficially owned and sole dispositive power with respect to 1,892,177 of the shares beneficially owned.

(18)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G filed with the SEC by EARNEST Partners, LLC. on February 14, 2014; EARNEST Partners, LLC has sole voting power with respect to 782,733 of the shares beneficially owned and sole dispositive power with respect to all shares beneficially owned.

(19)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G filed with the SEC by Dimensional Fund Advisors LP on February 10, 2014; Dimensional Fund Advisors LP has sole voting power with respect to 1,727,769 of the shares beneficially owned and sole dispositive power with respect to all shares beneficially owned.

(20)
Based on shares of common stock held as of December 31, 2013 as disclosed in the Schedule 13G filed with the SEC by P2 Capital Partners, LLC on February 14, 2014; P2 Capital Partners, LLC has sole voting and sole dispositive power with respect to none of the shares beneficially owned.

EXECUTIVE OFFICERS

        Information relating to the company's executive officers as of March 31, 2014 with respect to their principal occupations and positions during the past five years is as follows:

Name	Position
Tom W. Olofson*	Chairman, Chief Executive Officer and Director
Christopher E. Olofson*	President, Chief Operating Officer and Director
Brad D. Scott	Executive Vice President, Co-Chief Operating Officer and Chief of Staff

*
Information is provided under the heading "Board of Directors—Nominees for Director" for Tom W. Olofson and Christopher E. Olofson.

        Brad D. Scott was appointed an executive officer of the company on February 28, 2013 and since January 2014 has served as executive vice president, co-chief operating officer and chief of staff. His previous position with the company was senior vice president, chief human resources officer. Prior to joining the company, Mr. Scott was President of De Novo Legal, which was acquired by the company in December 2011. Prior to that, he served in various executive leadership roles at WilmerHale, LLP, Heller Ehrman, LLP and Weil, Gotshal and Manges, LLP and served as a strategic consultant and executive at IBM. Mr. Scott holds an MS degree in human performance from the University of Illinois and a BS degree in engineering from The United States Military Academy at West Point. Mr. Scott is 60 years of age.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis ("CD&A")

        This section provides information on our executive compensation program and our compensation philosophy for our "named executive officers" or "NEOs," who in calendar 2013 were Tom W. Olofson, Christopher E. Olofson, Elizabeth M. Braham (our former executive vice president, chief financial officer, corporate secretary and treasurer) and Brad D. Scott.

Executive Summary

        Overview:    Our chairman and chief executive officer, our president and chief operating officer, our executive vice president and co-chief operating officer, and our executive vice president and chief financial officer provide the strategic, financial and operational direction for the company and comprised the Executive Management (the "Executive Management") for the company in fiscal 2013. Accordingly, the main focus of the compensation committee's efforts was the design and implementation of compensation programs that reward and incentivize these executives. The compensation of Executive Management is structured in terms of base salary, annual cash incentive awards and equity incentive awards. Executive Management is also eligible for certain perquisites as approved by the compensation committee.

        Our Business Environment:    The Company is a provider of global managed technology solutions for the electronic discovery, bankruptcy and class action markets offering capabilities to support litigation, investigations, financial transactions, regulatory compliance and other legal matters. The markets the Company serves are very specialized and highly competitive. Key performance achievements for 2013 include:

  •
  Achievement of the key financial measures of operating revenue of $438.7 million, non GAAP earnings per share of $0.98, and non-GAAP adjusted EBITDA of $99.3 million established to measure Executive Management performance (see "Annual Performance-Based Cash Incentive Compensation" below).

  •
  Record 2013 operating revenue for the company's Technology (eDiscovery) segment represented organic growth of 45% compared to 2012.

  •
  Closed a new $400 million senior secured credit facility which includes a $100 million revolver due August 2018 and a $300 million term loan with a maturity of August 2020. The new facility was used to refinance existing indebtedness and provides greater capital flexibility in support of strategic growth.

  •
  Continue to strengthen international presence with new clients and new locations, which is reflected in international operating revenue growth in 2013 of just over 90% compared to 2012. During the year, Epiq expanded operations in London and Hong Kong and opened new facilities in Tokyo, Shanghai and Toronto in response to growing client demand.

  •
  Share repurchases in 2013 totaled 1,768,296 as approved by the company's board of directors.

  •
  The release of key proprietary software capabilities to further enhance the company's technology advantages.

        Consideration of Say-on-Pay and Say-When-on-Pay Vote Results:    In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we held shareholder advisory votes at the June 2013 annual meeting to approve the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our shareholders approved the compensation of our named executive officers in June 2013.

        For fiscal 2013 the compensation committee continued to retain an independent compensation consultant, Exequity LLP ("Exequity"), as an advisor in the evaluation of executive compensation. Before being engaged, Exequity provided full disclosures relating to its independence and the compensation committee found Exequity to be completely independent. Exequity has assisted in the evaluation of alternative compensation designs on a forward-looking basis. The peer group that was used in reviewing and assessing 2012 compensation was expanded for the purposes of reviewing and assessing 2013 and 2014 compensation. The 2013 compensation structure was developed to reward the achievement of specific performance objectives. Executive Management, other than Mr. Scott, in connection with his appointment as executive officer, did not receive base salary increases in 2013. For 2013 compensation, the compensation committee determined that the company achieved its performance goals and, in accordance with the discretion granted to the Committee by the Qualified Executive Performance Plan, the compensation committee awarded Executive Management share awards related to 2013 performance.

        Impact of 2013 "Say on Pay" Advisory Vote.    As discussed above, we provided our shareholders with an advisory "say on pay" vote on the compensation of our named executive officers at our 2013 annual meeting. We received approximately 66% support in such vote. The compensation committee evaluated the results of such vote when making the determinations described herein and, as a result, the compensation committee continued to apply substantially similar effective principles and philosophy it has used in previous years in determining executive compensation and did not make any material changes in 2013 to our executive compensation program and policies as a result of such vote. The compensation committee will continue to consider shareholder concerns and feedback in the future.

        Current Best Practices Employed by the Company.    We have implemented the following principal compensation policies and practices to ensure that our executive compensation program achieves our objectives consistent with sound corporate governance:

  •
  No Employment Agreements or Change-in-Control Agreements:  Executive Management is employed at will and does not have employment agreements. Executive Management does not have agreements which provide for severance or change-in-control payments or benefits (other than acceleration of vesting of outstanding and unvested equity awards under our broad-based equity plan, which is a benefit provided to all plan participants).

  •
  No Repricing of Underwater Stock Options:  When our stock price declines or stays flat, we do not reprice or exchange underwater stock options, and our stock option plan requires shareholder approval to reprice stock options.

  •
  No Excise Tax-Gross-Ups:  We do not maintain any excise tax gross-ups for our named executive officers, including any that could result from a Change in Control ("CIC") transaction.

  •
  No Excessive Retirement Benefits:  We do not provide our executives with split-dollar life insurance, non-qualified deferred compensation arrangements, defined benefit retirement plans or supplemental employee retirement plans, as is common at many comparable companies.

  •
  No Hedging By Our Named Executive Officers:  We do not permit our named executive officers to hedge their company stock interests.

  •
  No Guaranteed Bonuses:  We believe that bonuses should reflect actual company performance, except in limited circumstances typically related to a newly hired executive. Therefore, since bonus guarantees undercut that notion, we did not guarantee bonus payments to our named executive officers for 2013.

Executive Compensation Philosophy and Objectives

        Our compensation philosophy is to reward the achievement of specific performance objectives and align the interests of executive management with the enhancement of long-term shareholder value. Our executive compensation packages are designed to attract and retain highly talented and productive executives in a highly competitive market by providing total compensation opportunities that provide incentives for strong performance and align the interests of our executive officers with those of our shareholders.

Setting Executive Compensation

        The compensation committee (the "Committee") is responsible for overseeing the compensation of our Executive Management. See "Board of Directors—Committees, Members and Meetings—Compensation Committee" above for more information on the role and responsibilities of the Committee concerning executive compensation and related corporate governance, and "Corporate Governance—Compensation-Related Risk Considerations" above for a discussion of the company's assessment of risk related to its compensation programs.

Role of Executive Management in Compensation Decisions

        The Committee approves all compensation decisions with respect to the Executive Management. The chief executive officer annually reviews the performance of each member of Executive Management (other than himself). Following the performance reviews, the chief executive officer presents compensation recommendations to the Committee for consideration. The Committee considers the recommendations from the chief executive officer in their sole and final determination of the compensation awards made to Executive Management.

Independent Compensation Consultant

        Exequity serves as an independent executive compensation consultant and advisor to provide insights and market data on executive compensation matters. The Committee recognizes that it is essential to receive objective advice from its external advisors. Consequently, the Committee is solely responsible for retaining and terminating Exequity. Exequity reports directly to the Committee and Exequity did not provide any other services to Epiq during 2013.

Comparable Company Executive Compensation Comparison

        In determining overall compensation for Executive Management, the Committee also considers on a general subjective basis (without any formal benchmarking) compensation data of certain companies in order to analyze how other companies compensate their executive officers. The Committee reviewed its peer group practices with Exequity and expanded the new peer group from what was used in 2012 when reviewing and assessing 2013 and 2014 compensation. For fiscal 2013, public companies used for comparison purposes consisted of FTI Consulting, Inc., Huron Consulting Group, Inc., Navigant Consulting Inc., Crawford & Company, MAXIMUMS, Inc., Bottomline Technologies (DE) Inc., Computer Task Group Inc., CIBER, ACI Worldwide, Euronet Worldwide, Fair Isaac Corp., and CoreLogic, Inc. These companies were selected for comparison purposes due to the nature of their businesses and the markets in which they operate, and for some of the companies, their competition with us for executive talent.

        In addition, the Committee considers compensation information concerning private companies and subsidiaries of larger public companies gleaned as part of past executive recruiting activities. These companies and divisions are either direct competitors or are companies from which we have recruited or sought to recruit senior executives in the past because these companies offer services that require executive skills that are comparable to the skills we seek in our executives.

Compensation Elements

        Compensation for Executive Management in 2013 consisted of the following three principal elements: (1) base salary; (2) annual performance-based award, and (3) equity compensation. The design of our compensation mix is established to encourage Executive Management to achieve annual performance results and to drive our strategy and build long-term shareholder value. The purpose of each of these compensation elements is summarized in the following table and described in more detail below.

Compensation Component	Designed to Reward	Relationship to Compensation Objective	2013 Actions/Results
Base Salary	Scope of responsibilities, experience, industry knowledge.	Provides predictable amount of fixed income as short-term compensation.	Base Salaries were not increased in 2013 except for Mr. Scott whose raise was related to his appointment as executive officer.
Annual Performance-Based Incentive Awards	Achievement of company performance objectives.	Focuses executives on our financial goals and objectives for the year and motivates them to achieve or exceed annual financial performance goals.	Since pre-established levels of operating revenue were achieved, the Committee awarded Executive Management a share award bonus in lieu of cash bonus for 2013 performance.
Equity Incentive Award	Achievement of sustainable long-term results.
Motivates executives to deliver on objectives over the longer term and aligns their interests with shareholders to increase overall shareholder value and retains executives in an increasingly competitive market for talent.
The 2013 equity awards were awarded in the form of restricted stock that would vest if non-GAAP adjusted EBITDA for 2013 was $95.0 million. This performance goal was achieved and the shares of restricted stock vested on February 28, 2014.

        Base salary is designed to reward Executive Management for their experience, knowledge of the industry and functions, and their scope of responsibility. It is intended to provide a minimum, fixed level of cash compensation to attract and retain talented and productive executives who can successfully execute their functional responsibilities as well as execute our business strategy.

        Annual performance-based cash incentive awards are designed to reward success in achieving annual performance results and to motivate and reward Executive Management to achieve or exceed annual financial performance goals. The financial measures in 2013 used in the evaluation of the annual performance-based awards for Executive Management included the achievement of threshold and maximum results for:

  •
  operating revenue; and

  •
  non GAAP earnings per share.

Performance was required to exceed prior year results for each measure. These measures are regularly used by Executive Management to manage and evaluate the business and make operating decisions and are the financial measures consistently communicated with investors during quarterly earnings conference calls. Using these measures for the annual cash performance-bonus plan further aligns Executive Management interest with our business goals. All annual performance-based awards are subject to a specified cap and may be decreased in the Committee's sole discretion.

        Equity incentive compensation is designed to reward success in achieving sustainable long-term results and to retain Executive Management in an increasingly competitive marketplace. In 2013, our performance-based equity incentive compensation required the achievement of operating cash flows or non-GAAP adjusted EBITDA at levels which provided growth versus the prior year of at least 3% in order for the performance-based equity incentive awards to vest.

Base Salary

        On an annual basis, the Committee is responsible for establishing the base salary of Executive Management. Base salary is set primarily upon an assessment of market requirements for similarly positioned executives and the responsibilities of the executives, as well as the base salary of each executive relative to the other executive officers. In addition, the Committee considers information learned in recruiting new executives to the company and shareholder feedback, including the results of the prior year say-on-pay vote. For fiscal year 2013 the Committee did not increase base salaries, with the exception of Mr. Scott who received a raise in connection with his appointment as executive officer.

Annual Performance-Based Cash Incentive Compensation

        The Committee set 2013 performance objectives with annual threshold and maximum targets for each of the following financial measures: operating revenue and non-GAAP earnings per share. The Committee chose these measures to set the performance objectives as they are key measures that Executive Management utilizes to evaluate the performance of the company. The company communicates these key measures with investors, which the investment community considers in evaluating the company's performance. These financial measures are computed in the same manner as the financial measures used by the company in our quarterly earnings releases, and for the year ended December 31, 2013 these measures were calculated as follows:

  •
  Operating revenue is total revenue before reimbursed direct costs.

  •
  Non-GAAP net earnings per share is calculated as net income adjusted for amortization of acquisition intangibles, share-based compensation, acquisition-related expense, one-time technology expense, loan fee amortization, litigation expense, timing of recognition of expense versus revenue, and the effect of tax adjustments that are outside of the company's anticipated effective tax rate, all net of tax.

        Financial targets disclosed in this section are done so in the limited context of executive compensation, and they are not statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

        In February 2013, the Committee set the objectives for Executive Management's performance-based compensation for calendar year 2013, which were set at levels that exceeded the prior year's performance. The actual performance results for 2013 were as follows:

Performance Measures	Threshold Performance Goals	Maximum Performance Goals	Actual Performance Achieved for 2013
Operating Revenue	$360,000,000	$380,000,000	$438,690,000
Non-GAAP EPS	$1.00	$1.06	$0.98

        Based upon the actual performance achieved in 2013, the total eligible payout for 2013 performance was $3.0 million. The company achieved performance goals established for operating revenue for 2013, and in accordance with the discretion granted to the Committee under the qualified executive performance plan, the Committee awarded Executive Management a share award bonus in lieu of a cash bonus related to 2013 performance.

Equity Compensation

        Equity-based compensation incentives are designed to focus Executive Management on strategic components of the business aimed at increasing long-term shareholder value, and the Committee believes that equity-based awards link Executive Management's compensation to shareholder return and value. Equity-based compensation has always been considered to be an important part of the overall compensation of Executive Management. The Committee is the administrator of our equity compensation plans and determines the type, number of shares, terms and timing of awards to Executive Management. The Committee primarily uses equity awards to provide continuing incentives that will keep Executive Management engaged and vested with the interest of shareholders. The Committee generally, but not specifically, considers corporate performance, stock price and individual responsibilities and performance to determine awards.

        In February 2013, the Committee authorized the following equity compensation awards to Executive Management. The fair value amounts reported for fiscal year 2013 in the Stock Awards column in the Summary Compensation Table represent the grant date fair value of stock awards determined pursuant to ASC 718. The Committee believes that the mix of performance-based and time-based vesting of these restricted stock awards reflects the emphasis on performance-driven compensation while also providing a measure of retention value, which is also an important component of overall executive compensation.

Named Executive Officer	Restricted Stock (shares)
Tom W. Olofson	100,000	(1)
Christopher E. Olofson	100,000	(1)
Elizabeth M. Braham	80,000	(1)
Brad D. Scott	60,000	(1),(2)

(1)
The shares of restricted stock vested upon certification by the compensation committee of the company's board of directors, of the achievement of an established threshold level of non-GAAP adjusted EBITDA of $99.3 million for the year ended December 31, 2013. Non-GAAP adjusted EBITDA is calculated as net income adjusted for depreciation, amortization, share-based compensation, acquisition-related expense, one-time technology expense, net expense related to financing, litigation expense, timing of recognition of expense versus revenue, and provision for income taxes.

(2)
10,000 shares vested immediately upon issuance.

Perquisites and Other Personal Benefits

        We provide our executive officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain high quality executives. Our executive officers are provided use of company automobiles. Our chairman and chief executive officer uses corporate aircraft in which we have a fractional interest for personal use and his spouse will at times accompany him on business trips, as permitted by our senior executive business travel policy. For purely personal use, the chairman and chief executive officer reimburses the company for the cost of the flight. On business trips that include the presence of his spouse, no incremental costs are incurred by the company, and we do not record any compensation for this executive. The incremental cost of the use of aircraft for commuting travel by our chairman and chief executive officer in excess of any reimbursements to the company under this policy is treated as compensation in the Summary Compensation Table in accordance with SEC executive compensation disclosure regulations relating to perquisites. In addition, the company pays for certain personal tax services and the premiums on certain personal life insurance for our chairman and chief executive officer.

        Christopher E. Olofson maintains his primary residence in Chicago, and he travels to and works from our office locations. Travel by Christopher E. Olofson from Chicago to our various offices is not considered to be personal commuting expense. A corporate apartment is maintained in Kansas City for Christopher E. Olofson. While we do not consider the corporate apartment expenses as a perquisite for purposes of determining his overall compensation package, the incremental costs of the corporate apartment are reflected in the Summary Compensation Table as additional compensation for Christopher E. Olofson in accordance with SEC executive compensation disclosure regulations relating to perquisites.

        Attributed costs of the personal benefits described above for the named executive officers for 2013, 2012 and 2011 are included as "All Other Compensation" in the Summary Compensation Table.

Retirement and Other Benefits

        All company employees in the United States are eligible to participate in our 401(k) profit sharing plans. Executive officers participate on the same basis as all other participants. We do not maintain any other retirement plan or arrangement for our executive officers. The Committee has noted the absence of other types of traditional compensation arrangements when it has considered and approved executive base salaries, cash incentive compensation, equity compensation and perquisites.

Tax and Accounting Implications

        As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which provides that we may not deduct non-exempt compensation of more than $1,000,000 that is paid to certain individuals. We believe the grants of non-qualified stock options under the Current 2004 Plan qualified as performance-based compensation under plan provisions prior to the Section 162(m) amendments adopted in 2006. The Section 162(m) amendments in the Current 2004 Plan permit us to grant performance-based awards in excess of $1,000,000 that are generally fully deductible for income tax purposes. We believe that all of the restricted stock awards for Executive Management granted in 2013 qualified as performance-based compensation under Section 162(m) and, thus, were deductible by the company for income tax purposes when the shares vested. We believe that all of the restricted stock awards for Executive Management that were granted in 2014 will qualify as performance-based compensation under Section 162(m) and, thus, will be deductible by the company for income tax purposes when the shares vest. While the deductibility of executive compensation for federal income tax purposes is important to the company, the Committee believes that tax consequences should not be the primary driver of executive compensation decisions. As such, the Committee may authorize awards that are not tax deductible under Section 162(m).

2004 Equity Incentive Plan (the Current 2004 Plan)

        Our Current 2004 Plan provides the framework for stock option grants, restricted stock awards, and performance-based equity incentive compensation. Our compensation committee administers the Current 2004 Plan. Grants of incentive stock options, non-qualified stock options, stock appreciation rights, either alone or in tandem with stock options, restricted stock, or any combination of the foregoing may be made under the Current 2004 Plan. To date, no stock appreciation rights have been granted or made under the Current 2004 Plan.

        If there is a change in control of the company (as defined in the Current 2004 Plan), all of the participant's stock options and stock appreciation rights will become fully vested and exercisable upon the change in control and will remain so until the expiration date of the stock options or stock appreciation rights, whether or not the grantee is subsequently terminated. Additionally, immediately prior to a change in control during any period of restriction, all restrictions on shares of restricted stock will lapse.

        For a discussion of our Amended and Restated 2004 Equity Incentive Plan, which will take effect if approved by our shareholders, please see "Proposal 4—Approval of Amendments to 2004 Equity Incentive Plan" below.

Summary Compensation Table For the Year Ended December 31, 2013

        The following table sets forth all compensation paid to or earned by our principal executive officer, our principal financial officer and our other named executive officers (the "named executive officers") for the years ended December 31, 2013.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Tom W. Olofson	2013	975,000	2,058,985	—	258,324	3,292,309
Chairman/CEO(4)	2012	975,000	1,777,500	—	251,080	3,003,580
	2011	950,000	2,008,500	2,059,400	219,378	5,237,278
Christopher E. Olofson	2013	975,000	2,058,985	—	84,528	3,118,513
President/COO(4)	2012	975,000	1,777,500	—	95,393	2,847,893
	2011	950,000	2,008,500	2,059,400	59,895	5,077,795
Elizabeth M. Braham	2013	850,000	1,680,187	—	58,888	2,589,075
Former Executive Vice President/CFO(5)	2012	850,000	1,540,500	—	68,197	2,458,697
	2011	825,000	1,740,700	1,765,200	40,383	4,371,283
Brad D. Scott Executive	2013	500,000	1,431,387	—	14,790	1,946,177
Vice President/Co-Chief Operating Officer/ Chief of Staff
(1)
The amounts reported in the Stock Awards column represent the grant date fair value of stock awards determined pursuant to ASC 718. Awards granted in 2013 include nonvested share awards, commonly referred to as restricted stock awards, which vested upon certification by the compensation committee of the company's board of directors of the achievement of non-GAAP adjusted EBITDA of $99.3 million for the year ended December 31, 2013. This performance measure was achieved and the awards vested in full on February 28, 2014. This amount for 2013 also includes shares granted in January 2014 related to the achievement of 2013 objectives. The awards granted in 2012 were nonvested share awards, commonly referred to as restricted stock awards, which vested upon certification by the compensation committee of the company's board of directors of the achievement of non-GAAP earnings per share of $0.96 for the year ended December 31, 2012. This performance measure was achieved, and the awards vested in full on February 28, 2013. The awards granted in 2011 were nonvested share awards which vested upon certification by the compensation committee of the company's board of directors of the achievement of non-GAAP earnings per share of $0.78 for the year ended December 31, 2011. This performance measure was achieved, and the awards vested in full on February 10, 2012.

  Reference is made to Note 12 to the company's consolidated financial statements in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 26, 2014 ("Form 10-K"), which identifies the assumptions made in the valuation of stock awards in accordance with ASC 718 for the years ended December 31, 2013, 2012 and 2011.

  The company grants restricted stock awards under the Current 2004 Plan. Various provisions of the Current 2004 Plan are described in the "2004 Equity Incentive Plan" section.

(2)
The amounts reported in the Non-Equity Incentive Plan Compensation column reflect the amounts earned by Executive Management pursuant to the qualified executive performance plan which related to our financial performance and completed acquisitions. Additional information on non-equity compensation is reflected in the "Annual Performance-Based Cash Incentive Compensation" section.

(3)
Perquisites for each named executive officer are as follows:

Perquisite	Tom W. Olofson	Christopher E. Olofson	Elizabeth M. Braham	Brad D. Scott
Company portion of employee's group term life insurance premium	X	X	X	X
Company's match related to employee's 401(k) contribution	X	X	X	X
Personal use of company car	X	X	X
Personal use of fractional share of company aircraft	X	X
Company payment of personal life insurance premiums	X
Company payment of personal tax services	X
Personal use of company apartment		X

Perquisites are valued at aggregate incremental cost, which is generally the direct cash cost. For personal use of a company aircraft in which we have a fractional interest, we included the incremental cost of the hourly aircraft charge, fuel charge and any other charges directly related to the flight. We did not include any portion of the monthly aircraft management fee, which is paid regardless of use of the aircraft, or aircraft depreciation, which does not vary based on use. For Tom W. Olofson, perquisites in excess of the greater of $25,000 or 10% of his total perquisites consist of $36,956 for his personal use of the aircraft for commuting during 2013, which is net of the $70,322 he reimbursed the company for personal use during 2013, and $137,236 for payment of annual life insurance premiums on his personal policies. For Christopher E. Olofson, perquisites in excess of the greater of $25,000 or 10% of his total perquisites consist of $28,800 for rent related to a corporate apartment paid in 2013 by the Company. Elizabeth M. Braham did not have perquisites in any category in excess of $25,000 or 10% of her total perquisites in 2013. Brad D. Scott did not have perquisites in any category in excess of $25,000 or 10% of his total perquisites in 2013. This column also includes the payment of dividends on unvested restricted stock of $40,500 for Tom W. Olofson, $40,500 for Christopher E. Olofson, $33,300 for Elizabeth M. Braham and $13,500 for Brad D. Scott.

(4)
Neither Tom W. Olofson nor Christopher E. Olofson receives separate compensation for service as a member of our board of directors.

(5)
Ms. Braham resigned as an executive officer on March 14, 2014.

        The following table contains information regarding grants of plan-based awards to each of our named executive officers during the fiscal year ended December 31, 2013.

Grants of Plan-Based Awards During 2013

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)		Grant Date Fair Value of Stock and Option Awards(3)(4)

Name	Grant Date(1)	Threshold ($)	Maximum ($)	(#)	($)

Tom W. Olofson	02/28/2013	750,000	1,800,000	100,000	1,244,000
Christopher E. Olofson	02/28/2013	750,000	1,800,000	100,000	1,244,000
Elizabeth M. Braham	02/28/2013	600,000	1,440,000	80,000	995,200
Brad D. Scott	02/28/2013	400,000	960,000	60,000	746,400
(1)
The grant date for stock option and restricted stock awards is the date that the compensation committee approved the award.

(2)
Payouts for non-equity incentive awards under the performance plan for Executive Management are based upon the satisfaction of the performance criteria under the qualified executive performance plan. The compensation committee reviews financial and strategic objectives in determining the actual bonus as reported in the Summary Compensation Table. Threshold represents the award for the minimum level of performance for which payouts were authorized under the 2013 performance objectives. Maximum represents the maximum level for which payouts were authorized under the 2013 performance objectives. The qualified executive performance plan does not define a target level for payouts.

  For Executive Management, the Committee, at its discretion, did not approve cash payments under the award in 2013 although the financial objectives were achieved, as the committee determined that overall compensation objectives were met through the other available compensation plans.

(3)
10,000 shares granted to Mr. Scott in 2013 vested immediately upon issuance.

(4)
With the exception of the 10,000 shares granted to Mr. Scott, referenced above, this amount represents the February 28, 2013 performance-based restricted stock awards. These awards vested upon certification by the compensation committee of the achievement of non-GAAP adjusted EBITDA of $99.3 million for the year ended December 31, 2013. The performance measure was achieved and certified, and the awards vested on February 28, 2014. If the performance condition had not been achieved, these awards would not have vested. There are no threshold or maximum amounts for these awards. See Note 12 to the company's consolidated financial statements in the company's Form 10-K for the fiscal year ended December 31, 2013 which discusses the valuation of restricted stock awards.

        For Executive Management, an explanation of how their salary and bonus is structured in proportion to total compensation is contained in the Compensation Discussion and Analysis section.

Outstanding Equity Awards at Fiscal Year-End 2013

        The following table sets forth information concerning unexercised stock options and unvested stock awards held by the named executive officers on December 31, 2013. All of the information set forth below relates to the grant of stock options under either the 1995 Plan or the 2004 Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Tom W. Olofson	75,000	—	8.13	02/14/15	100,000	(2)	1,617,000
	75,000	—	12.65	12/21/15	—		—
	262,500	—	10.39	12/08/16	—		—
	150,000	—	16.69	12/11/17	—		—
	100,000	—	14.25	12/29/19	—		—

Christopher E. Olofson	262,500	—	10.39	12/08/16	100,000	(2)	1,617,000
	150,000	—	16.69	12/11/17	—		—
	100,000	—	14.25	12/29/19	—		—

Elizabeth M. Braham	56,250	—	12.65	12/21/15	80,000	(2)	1,293,600
	150,000	—	10.39	12/08/16	—		—
	100,000	—	16.69	12/11/17	—		—
	85,000	—	14.25	12/29/19	—		—

Brad D. Scott	—	—	—	—	50,000	(2)	808,500

(1)
The market value was calculated by multiplying the number of shares shown in the table by $16.17, which was the closing market price on December 31, 2013, the last trading day of our fiscal year.

(2)
Performance-based stock awards were granted on February 28, 2013 for the fiscal year performance period ended December 31, 2013. The awards fully vested on February 28, 2014 when the required performance conditions had been met and the vesting period was complete.

Option Exercises and Stock Vested in 2013

        The following table provides information regarding the exercise of stock options and the vesting of restricted stock awards during the fiscal year ended December 31, 2013 for each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Tom W. Olofson	675,000	3,405,375	150,000	1,866,000
Christopher E. Olofson	705,000	3,384,525	150,000	1,866,000
Elizabeth M. Braham	243,750	724,463	130,000	1,617,200
Brad D. Scott	—	—	10,000	124,400
(1)
During 2013, the company's Executive Management exercised, via net share settlements, option grants that were set to expire in 2013 through 2015. The value realized on exercise of option awards is equal to the excess of the aggregate fair market value of the shares received on exercise of the stock options on the exercise date over the aggregate exercise price of the stock options. The number of shares and value realized on vesting includes shares that were withheld at the time of exercise equal to the option exercise price and to satisfy tax withholding requirements.

(2)
The value realized on vesting of stock awards is equal to the closing market price of the company's common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

Employment Arrangements and Potential Payments Upon Termination

        Each of our executive officers is an employee at will. We do not maintain employment agreements with any of our named executive officers, nor are they covered by any severance pay plans that provide for compensation upon their termination of employment. Consequently, our executive officers are not entitled to any additional compensation payments upon termination of employment other than accrued, but unpaid amounts under our on-going compensation arrangements.

        In connection with Ms. Braham's resignation, the company and Ms. Braham entered into an Executive Resignation Agreement and General Release of Claims dated March 14, 2014 (the "Resignation Agreement"). The Resignation Agreement provides, among other things, that on and after March 22, 2014 (the "Effective Date"), as consideration for certain severance payments and benefits as set forth below, Ms. Braham will agree, among other things, to: (1) forfeit the 100,000 restricted shares of Epiq common stock granted to Ms. Braham on January 28, 2014; (2) release Epiq from any and all claims that she may have had including concerning her employment with Epiq; (3) assist Epiq in certain litigation or arbitration related matters; and (4) comply with certain confidentiality, non-competition, non-solicitation, non-disparagement and other obligations. The company and Ms. Braham also entered into an Executive Consulting Advisory Agreement, dated March 14, 2014 (the "Advisory Agreement"). Pursuant to the Advisory Agreement, Ms. Braham will provide up to 16 hours per month of consulting services to the company from March 17, 2014 through the end of November 2014 for an aggregate amount of $75,000 unless the agreement is otherwise terminated by either party for Cause as defined therein. Pursuant to the Resignation Agreement, and following the Effective Date and subject to certain conditions, Ms. Braham will be entitled to receive from the company the following payments and benefits, among others: (i) a lump sum severance payment of $1,170,000 (less withholding for federal tax, state tax and other standard deductions), which amount was payable within five business days following the Effective Date; (ii) a lump sum severance payment of $1,440,625 (less withholding for federal tax, state tax and other standard deductions), which amount will be payable on or before December 31, 2014 in connection with the execution by Ms. Braham and delivery to the company of a release on or after December 1, 2014 and no later than December 10, 2014; (iii) all right, title and interest in and to certain computer equipment; and (iv) exclusive use of an automobile leased and paid for by the company through the termination of the lease (or an earlier lease buy-out, at the company's discretion) and ownership of the automobile thereafter.

Change in Control Arrangements

        We have no change in control arrangements with any of our executive officers, other than the change in control provisions in our 2004 Plan relative to vesting of stock options and restricted stock, which provisions apply to all option holders and holders of restricted stock, as applicable. These provisions are described in the "2004 Equity Incentive Plan" section. A change in control event occurring on December 31, 2013, would have resulted in the following accelerated vesting of restricted stock.

Named Executive Officer	Value of Accelerated Equity Awards Upon Change in Control
Tom W. Olofson	$1,617,000	(1)
Christopher E. Olofson	$1,617,000	(1)
Elizabeth M. Braham	$1,293,600	(2)
Brad D. Scott	$808,500	(3)

(1)
The aggregate value of the restricted stock award is based upon 100,000 shares of unvested restricted stock awards outstanding at December 31, 2013 multiplied by the closing price of our common stock of $16.17 per share on December 31, 2013.

(2)
The aggregate value of the restricted stock award is based upon 80,000 shares unvested restricted stock awards outstanding at December 31, 2013 multiplied by the closing price of our common stock of $16.17 per share on December 31, 2013.

(3)
The aggregate value of the restricted stock award is based upon 50,000 shares unvested restricted stock awards outstanding at December 31, 2013 multiplied by the closing price of our common stock of $16.17 per share on December 31, 2013.

 Compensation Committee Report*

        In connection with its duty to review and approve executive compensation, the compensation committee has:

  •
  reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management, as required by Item 402(b) of Regulation S-K; and

  •
  based on this review and discussion, recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.

Edward M. Connolly, Jr., Chairman James A. Byrnes W. Bryan Satterlee Joel Pelofsky Charles C. Connely, IV
Compensation Committee of the Board of Directors

*
The material in this Compensation Committee Report is not "soliciting material," is furnished to, but not deemed "filed" with, the SEC and is not deemed to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, other than our Annual Report on Form 10-K, where it shall be deemed to be "furnished," whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

TRANSACTIONS WITH RELATED PERSONS

        Scott W. Olofson, the son of Tom W. Olofson and the brother of Christopher E. Olofson, is the company's senior vice-president, corporate relations. In accordance with the terms of our compensation committee charter, the compensation committee approves all compensation, bonus, incentive compensation, and perquisite programs that are, in the aggregate, required to be reported under Item 404 of Regulation S-K for any employee of the company who is an immediate family member of any director, executive officer or person known to be the beneficial owner of more than 5% of the company's common stock. The compensation committee approves all salary, bonus, stock option grants, and perquisites for Scott W. Olofson that are required to be reported under Item 404. In 2013, Scott W. Olofson received cash compensation of $550,000 and on January 28, 2014 was awarded 20,000 shares of stock. The value of the stock award at issuance was $300,400. Other than the foregoing, the compensation arrangements that are described under the "Executive Compensation" section and the Resignation Agreement and Advisory Agreement with Ms. Braham that are also described under the "Executive Compensation" section, there have not been any transactions or series of transactions since January 1, 2013, or any currently proposed transaction, to which we were or are to be a participant in which the amount involved in the transaction or series of transactions exceeds $120,000, and in which any of our directors, executive officers, or persons who we know held more than five percent of any class of our capital stock, including their immediate family members, had or will have a direct or material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        We are required to identify any director, officer or 10% or greater beneficial owner of common stock who failed to timely file a report with the SEC required under Section 16(a) of the Exchange Act, relating to ownership and changes in ownership of our common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely upon a review of reports filed under Section 16(a) of the Exchange Act and certain written representations of directors and officers of the company, we are not aware of any director, officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis any report required by Section 16(a) of the Exchange Act for calendar year 2013.

AUDIT AND OTHER SERVICE FEES

        Deloitte & Touche LLP audited the financial statements of the company for the fiscal years ended December 31, 2013 and 2012. The audit committee has appointed, and recommends your ratification of, Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2014. A representative of Deloitte & Touche LLP will be present at the annual meeting and will have an opportunity to make a statement and to respond to questions.

        The following table sets forth the aggregate fees billed to the company for the fiscal years ended December 31, 2013 and 2012 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

	2013	2012
Audit Fees(1)	$1,156,678	$1,130,461
Audit-Related Fees(2)	19,824	20,427

Total Audit and Audit-Related Fees	1,176,502	1,150,888
Tax Fees(3)	257,333	234,853
All Other Fees(4)	5,200	2,200

Total	$1,439,035	$1,387,941

(1)
Includes services rendered for the audit of the company's internal controls over financial reporting related to compliance with Sarbanes-Oxley 404, audit of the company's annual financial statements, work on SEC filings and consents, and review of financial statements included in quarterly reports on Form 10-Q.

(2)
Includes services related to employee benefit plan audits.

(3)
Includes tax return preparation and other tax planning and consultation.

(4)
Includes accounting consultations and subscriptions to Deloitte & Touche LLP's online research tool.

        The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independent registered public accounting firm's independence, and believes that they do not impact such independence. Additionally, the audit committee approved all non-audit services performed by Deloitte & Touche LLP in 2013 in accordance with the pre-approval policy described below.

        The audit committee has adopted a policy (the "pre-approval policy") under which audit and non-audit services to be rendered by the company's independent registered public accountants are pre-approved by the audit committee. Pursuant to the pre-approval policy, the audit committee pre-approves audit and non-audit services to be provided by the independent registered public accountants, at specified dollar levels, which dollar levels are reviewed by the committee periodically, and no less often than annually. Additionally, the audit committee may provide explicit prior approval of specific engagements not within the scope of a previous pre-approval resolution. On occasion, audit and audit-related fees have exceeded the pre-approved, budgeted amount and the audit committee has subsequently ratified the increase. The audit committee has authorized the chairman of the audit committee to approve any engagement of the independent auditors for audit-related, tax or other services permitted by the pre-approval policy, so long as no single engagement exceeds an estimated fee of $100,000, and the aggregate engagements approved by the chairman of the audit committee do not exceed $250,000 in any one calendar year. The chairman is required to report any such engagements to the audit committee at its next regular or special meeting of the committee. No such engagements were approved by the audit committee chairman in 2013 or 2012.

        The pre-approval policy also specifies certain services (consistent with the SEC rules and regulations) that may not be provided by the company's independent registered public accounting firm in any circumstance. The pre-approval policy also includes an exception from the pre-approval requirement for certain de minimus non-audit engagements that are not otherwise prohibited by the policy. Engagements in reliance upon that de minimus exception must be promptly brought to the attention of the audit committee and approved by the audit committee or one or more designated representatives. No services were provided by Deloitte & Touche LLP in 2013 in reliance upon this de minimus exception.

        All services performed by and all fees paid to Deloitte & Touche LLP for 2013 and 2012 were pre-approved by the audit committee.

Audit Committee Report*

        In connection with the consolidated financial statements for the fiscal year ended December 31, 2013, the audit committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of Deloitte & Touche LLP, independent registered public accountant;

  •
  discussed with the independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  •
  received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed the independence of Deloitte & Touche LLP with representatives of the independent registered public accounting firm.

        Based on these actions, the audit committee recommended to the board of directors that the company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

W. Bryan Satterlee, Chairman Edward M. Connolly, Jr. James A. Byrnes Joel Pelofsky Charles C. Connely, IV
Audit Committee of the Board of Directors

*
The material in this Audit Committee Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 1—ELECTION OF DIRECTORS

        At the annual meeting, the shareholders will elect seven directors to hold office for one-year terms until our 2015 annual meeting of shareholders or until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the annual meeting to serve as directors and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the proxies will be voted for the person, if any, designated by the board of directors. The board of directors has no reason to believe that any nominee will be unavailable to serve.

Directors

        The following directors are being nominated for election by our board: Tom W. Olofson, Christopher E. Olofson, W. Bryan Satterlee, Edward M. Connolly, Jr., James A. Byrnes, Joel Pelofsky, and Charles C. Connely, IV.

        For details regarding board qualifications and the specific experiences, qualifications and skills of each of our director nominees, please see "Board of Directors—Nominees for Director" included elsewhere in this proxy statement.

The board of directors recommends a vote FOR
the election of the nominees for director named above.

 PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee of the board of directors has appointed, and recommends your ratification of, Deloitte & Touche LLP as the independent registered public accounting firm to audit the company's consolidated financial statements for the year ending December 31, 2014. The submission of this matter for ratification by shareholders is not legally required. The board of directors believes, however, that this submission to shareholders is consistent with best practices in corporate governance and is an opportunity for shareholders to provide direct feedback to the board of directors on an important issue of corporate governance. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interest of the company and our shareholders.

        Representatives of Deloitte & Touche LLP will be present at the 2014 annual meeting of shareholders. They will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

The board of directors recommends a vote FOR the
ratification of Deloitte & Touche LLP as independent registered public accounting firm for the company.

PROPOSAL 3—ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

        We are asking our shareholders to provide advisory approval of the compensation of our named executive officers, as we have described it in the "Executive Compensation" section of this proxy statement. While this vote is advisory and not binding on our company, we value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions. The outcome of the vote will also provide information to our compensation committee and Executive Management regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of fiscal 2014 and beyond.

        The board of directors believes that the information we have provided within the Executive Compensation section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our shareholders' interests to support long-term shareholder value creation. Accordingly, the board of directors recommends that shareholders approve the program by approving the following advisory resolution:

        RESOLVED, that the shareholders of Epiq Systems, Inc. approve, on an advisory basis, the compensation of the company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the company's 2014 annual meeting of shareholders.

The board of directors recommends that shareholders vote FOR the advisory (non-binding) vote to approve executive compensation.

PROPOSAL 4—APPROVAL OF AMENDMENTS TO 2004 EQUITY INCENTIVE PLAN

Background and Purpose of the Proposal

        The Current 2004 Plan was originally adopted by the Board of Directors (the "Board") on March 30, 2004 and was originally approved by the shareholders at the annual meeting of shareholders held on June 2, 2004. The Current 2004 Plan was amended in 2006, and again amended and restated in June 2010. The Current 2004 Plan is set to expire on June 1, 2014.

        The Board unanimously approved and adopted, subject to the approval of our shareholders at the annual meeting of shareholders on June 11, 2014, an amendment and restatement of the Current 2004 Plan, to make certain plan-related clarifications and administrative and other changes as described in this proxy statement (the "Proposed Amendments"). The Current 2004 Plan, as proposed to be amended and restated to give effect to the Proposed Amendments, is referred to herein as the "Proposed Amended Plan".

        The Board adopted the Proposed Amended Plan in order to continue to grant stock incentive awards to directors, officers, employees and consultants as part of their compensation to provide appropriate incentives. The Board believes that the purpose of the Proposed Amended Plan is to encourage ownership in the company by our directors, officers, employees and consultants whose long-term employment by or involvement with the company is considered essential to our continued progress and, thereby, align the interests of the award recipients and shareholders and permit the award recipients to share in our success. If the Proposed Amended Plan is not approved, we will not be able to continue to make competitive equity awards, and we may need to substantially increase other components of compensation. The Board believes that it is in the company's best interests and in the best interests of the company's shareholders to approve the Proposed Amendments to allow us to grant equity awards under the Proposed Amended Plan.

        If our shareholders approve the Proposed Amended Plan at the annual meeting or any adjournment thereof, it will become effective as of January 1, 2014. Other than the plan-related clarifications and administrative changes as described below, no other amendments have been proposed to be made to the Current 2004 Plan and all other terms of the Current 2004 Plan will remain the same.

Why the Board of Directors Believes You Should Vote for the Proposed Amendments

        After considering each of the factors discussed below, the Proposed Amended Plan was approved by the Board, subject to the approval of our shareholders. Key features of the Proposed Amended Plan include the following:

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  We Need to be Able to Grant Equity Incentives After June 1, 2014.  If the Proposed Amended Plan does not receive shareholder approval, we will be disabled from granting equity awards from June 2, 2014 forward. This would place us in a uniquely weak position compared to our competitors and other public companies because equity incentives are generally an essential component of their executive compensation structures.

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  There is No Increase in the Number of Authorized Shares or the Shares Currently Available for Grant:  Approval of the Proposed Amended Plan will not increase either the authorized shares for the Current 2004 Plan nor the number of shares currently available for grant under the Current 2004 Plan. The Current 2004 Plan expires June 1, 2014, and we are simply seeking shareholder approval of an extension of the time during which the Current 2004 Plan is available for use in the granting of equity awards (until June 30, 2024) and to better align the Current 2004 Plan with current best practices.

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  Equity Incentives Are an Important Part of Our Compensation Philosophy:  Approval of the Proposed Amended Plan is critical to our ongoing effort to build shareholder value through retaining and motivating key employees. Specifically, the Board believes that our employees are our most valuable assets and that the awards permitted under the Proposed Amended Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards are also crucial to our ability to motivate employees to achieve our goals. Our Board further believes that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value.

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  The Proposed Amended Plan Has Features Designed to Protect Shareholders' Interests:  We note that our Proposed Amended Plan contains provisions that are designed to protect our shareholders' interests and to reflect compensation and corporate governance best practices, including the following:

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  Allows for qualifying performance-based awards and enhanced flexibility.  The Proposed Amended Plan is designed to allow the company to grant equity incentive compensation awards that are intended to qualify as performance-based compensation exempt from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

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  Administered by an independent committee.  The Proposed Amended Plan is administered by our Compensation Committee which consists entirely of independent directors.

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  No evergreen provision.  There is no evergreen feature under which the shares authorized for issuance under the Proposed Amended Plan can be automatically replenished.

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  No repricing or exchange.  Stock options and stock appreciation rights may not be exchanged for a new option with a lower exercise price without shareholder approval.

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  No cash buyouts.  Underwater options or stock appreciation rights may not be bought out for cash without shareholder approval.

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  No discounted awards.  Stock options and stock appreciation rights may not be granted with an exercise price less than the fair market value of the company's common stock on the date of grant.

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  Limits grants.  The Proposed Amended Plan contains per person limits which limit the number of stock options, stock appreciation rights and restricted stock or unit awards that may be made to an individual in a year.

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  Material amendments require shareholder approval.  Material changes, including material increases to the benefits accrued to plan participants under the Proposed Amended Plan require shareholder approval.

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  We have Demonstrated Commitment to Sound Equity Compensation Practices.  We recognize that equity compensation awards dilute shareholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of shareholder interests.

Information Regarding Shares Outstanding and Awards Outstanding under the Current 2004 Plan

        As of March 31, 2014, we had approximately 659,000 shares available for grant under the Current 2004 Plan, with a total of approximately 3,536,000 options outstanding, with a weighted-average exercise price of $13.47 per share and a weighted-average remaining term of 3.5 years, and a total of 445,569 shares of unvested restricted stock with a weighted-average grant date fair value of $14.89 per share.

        If approved by shareholder, the Proposed Amendments do not increase the number of shares authorized or available for grant under the Proposed Amended Plan.

Summary of Material Changes

        If approved by our shareholders, the Proposed Amendments included in the Proposed Amended Plan would:

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  Change the termination date of the Proposed Amended Plan from June 1, 2014 to the date that is ten years after June 30, 2014.

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  Add a provision that, with regard to any Annual Incentive Award and its related performance goals, any dividend that would otherwise be payable during the performance period shall accrue and be payable only if and when such performance goals are achieved and such award vests.

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  Clarify that, upon the termination of the Proposed Amended Plan, any remaining unpurchased, forfeited, tendered or otherwise withheld shares will be returned to the company and/or otherwise considered available for issuance outside of the Proposed Amended Plan, unless otherwise specifically determined by the Board or our by-laws, as applicable.

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  Clarify that nothing in the Proposed Amended Plan will interfere with our right to terminate the employment or performance of services or to reduce the compensation or responsibilities, with or without cause, of any participant in the Proposed Amended Plan.

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  Clarify that a participant may elect to deliver shares of common stock to satisfy the amount the company is required to withhold for federal, state and local taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, and that if no such election to withhold taxes is made, it will be the participant's obligation to have such amount paid or withheld by tendering a cash payment of such amount instead.

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  Add a protective provision related to Section 409A of the Code to clarify that the provisions of the Proposed Amended Plan are intended to comply with Section 409A of the Code and all applicable regulations, and will be construed in the manner necessary to ensure compliance with those provisions to the extent required by applicable law.

        Note that the Proposed Amendments do not increase the number of shares authorized or available for grant under the Proposed Amended Plan.

Summary of the Material Terms of Proposed Amended Plan

        The following is a summary of the material terms of the Proposed Amended Plan. The summary is qualified in its entirety by reference to the complete text of the proposed Epiq Systems, Inc. Amended and Restated 2004 Equity Incentive Plan. Shareholders are urged to read the actual text of the proposed Epiq Systems, Inc. Amended and Restated 2004 Equity Incentive Plan, which is set forth as Appendix A to this proxy statement.

Purpose

        The purpose of the Proposed Amended Plan is to promote the long-term growth and profitability of the company and our subsidiaries by: (i) providing certain directors, officers and employees of, and certain other individuals who perform services for ("consultants"), or to whom an offer of employment has been extended by, the company and our subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the company; and (ii) enabling us to attract, retain and reward the best available persons for positions of responsibility. Grants of ISOs, NSOs and SARs, either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under the Proposed Amended Plan.

Administration

        The Proposed Amended Plan is administered by the Compensation Committee of the Board or such other committee of the Board that consists solely of two or more members of the Board, each of whom is "a Non-Employee Director" within the meaning of SEC Rule 16b-3 and is an "outside director" within the meaning of Treasury Regulation §1.162-27(e)(3). If for any reason a "Committee" is not appointed by the Board to administer the Proposed Amended Plan, all authority and duties of the Committee under the Proposed Amended Plan will be vested in and exercised by the Board, and for purposes of the Proposed Amended Plan, the term "Committee" will mean the Board. All references to the Committee in Proposal No. 4 mean the Compensation Committee of the Board.

        Subject to the provisions of the Proposed Amended Plan, the Committee is authorized to: (i) select persons to participate in the Proposed Amended Plan; (ii) determine the form and substance of grants made under the Proposed Amended Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made; (iii) certify that the conditions and restrictions applicable to any grant have been met; (iv) modify the terms of grants made under the Proposed Amended Plan; (v) interpret the Proposed Amended Plan and grants made thereunder; (vi) make any adjustments necessary or desirable in connection with grants made under the Proposed Amended Plan to eligible participants located outside the United States; and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Proposed Amended Plan as it may deem appropriate.

Securities Available Under the Proposed Amended Plan

        Subject to adjustments as provided in the Proposed Amended Plan, no more than a total of 7,500,000 shares of common stock are authorized for issuance pursuant to the Proposed Amended Plan (the same number of shares authorized under the Current 2004 Plan), and no equity awards shall be made under other company plans after the date of shareholder approval of the Proposed Amended Plan; provided that there shall be added to the reserve of shares that are authorized and available for issuance pursuant to the Proposed Amended Plan any shares that are currently subject to awards under any other plan but as to which shares are not issued due to a forfeiture, cancellation, or other settlement thereof. Such shares may be in whole or in part authorized and unissued or held by the company as treasury shares. If any grant under the Proposed Amended Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then the unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the Proposed Amended Plan unless, in the case of options granted under the Proposed Amended Plan, related SARs are exercised. Upon the termination of the Proposed Amended Plan, any remaining unpurchased, forfeited, tendered or other withheld shares that were reserved for awards will be released to the company and/or otherwise considered available for issuance outside of the Proposed Amended Plan, unless otherwise specifically determined by the Board or our by-laws, as applicable.

        Without limiting the generality of the foregoing provisions or the generality of the provisions regarding administration, ISOs, NSOs and SARs or amendment or substitution of awards under the Proposed Amended Plan or any other section of the Proposed Amended Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of the Proposed Amended Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more or less favorable than the outstanding options, provided that no repricing under the rules of the New York Stock Exchange or the Nasdaq Global Select Market shall occur unless approved by the company's shareholders.

Participation

        Participation in the Proposed Amended Plan is limited to those directors (including non-employee directors), officers (including non-employee officers) and employees of, and consultants performing services for, or individuals to whom an offer of employment has been extended by, the company or our subsidiaries selected by the Committee (including participants located outside the United States).

        ISOs, NSOs, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to eligible persons and for the number of shares as the Committee determines, subject to the terms of the Proposed Amended Plan. Determinations made by the Committee under the Proposed Amended Plan need not be uniform and may be made selectively among eligible individuals under the Proposed Amended Plan, whether or not those individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant will neither guarantee nor preclude a further grant of that or any other type of such participant in that year nor subsequent years.

        The Committee may from time to time grant to eligible participants ISOs, NSOs, or any combination thereof; provided that the Committee may grant ISOs only to eligible employees of the company or our subsidiaries. In any one calendar year, the Committee will not grant to any one participant NSOs, ISOs or SARs to purchase a number of shares of common stock in excess of 300,000 shares, as such number may be adjusted pursuant to Section 15 ("Adjustments: Change in Control").

Option Price

        The price per share deliverable upon the exercise of each option ("exercise price") is established by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of a share of common stock as of the grant date of the option, and in the case of the grant of any ISO to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the company or any of our subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of common stock as of the grant date of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. For purposes of the Proposed Amended Plan, "Fair Market Value" of a share of our common stock means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the common stock is then listed for trading (including for this purpose the Nasdaq Global Select Market) (the "Market") for the applicable trading day or, if the common stock is not then listed or quoted in the Market, the Fair Market Value will be the fair value of the common stock determined in good faith by the Committee. When shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

        The terms of any outstanding award under the Proposed Amended Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including acceleration of the date of exercise of any award or of the date of lapse of restrictions on shares subject to restricted stock awards); provided that except as otherwise provided in Section 15 of the Proposed Amended Plan, no amendment may adversely affect in a material manner any right of a participant under the award without the optionee's written consent. The Committee may not, however, reduce the exercise price of any options or SARs awarded under the Proposed Amended Plan or make any amendment that would be deemed to be a repricing under the rules of the New York Stock Exchange or the Nasdaq Global Select Market without approval of our shareholders. Except as otherwise adjusted or as set forth in the applicable stock option agreements (e.g., with respect of cancellation of options upon termination of employment), there will not be adjustment to the grantees, number of shares, or exercise prices with regard to any option grant after the grant date.

Payment for Common Stock Subject to Options

        Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. Unless otherwise determined by the Committee, payment will be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of common stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the company to withhold from issuance a number of shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of common stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing Notwithstanding any other provision of the Proposed Amended Plan to the contrary, no participant who is a director or an "executive officer" of the company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any awards under the Proposed Amended Plan, or continue any extension of credit with respect to such payment with a loan from the company or a loan arranged by the company in violation of Section 13(k) of the Exchange Act.

        In the event a grantee elects to pay the exercise price of an option payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of shares of common stock (and not fractional shares of common stock) may be tendered in payment, (B) the grantee must present evidence acceptable to the company that he or she has owned any shares of common stock tendered in payment of the exercise price (and that the tendered shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise and (C) common stock must be delivered to the company. If a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of shares of common stock (and not fractional shares) may be may be withheld in payment, and (B) the grantee must present evidence acceptable to the company that he or she has owned a number of shares of common stock at least equal to the number of shares to be withheld in payment of the exercise price (and that the owned shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise.

Term and Exercise of Options

        The term during which each option may be exercised will be determined by the Committee, but (unless the Committee determines otherwise in connection with a change of control) no option will be exercisable in whole or in part less than three (3) or more than ten (10) years after the date it is granted, and no ISO granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the company or any of our subsidiaries will be exercisable more than five (5) years after the date it is granted; in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Committee. The Committee will determine the date on which each option becomes exercisable and may provide that an option will become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a shareholder with respect to any shares covered by such outstanding option (including any dividend or voting rights).

Stock Appreciation Rights (SARs)

        The Committee will have the authority to grant SARs under the Proposed Amended Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs will be subject to such terms and conditions as the Committee may specify. However, no SAR shall be exercisable in whole or in part in less than three (3) or more than ten (10) years after grant date. No SAR may be exercised unless the Fair Market Value of a share of our common stock on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and any delivery of the related shares represented thereby, the participant will have no rights as a shareholder with respect to shares covered by such outstanding SAR (including any dividend or voting rights).

        SARs granted in tandem with options will be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option will result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of a SAR will cause an immediate forfeiture of any related option to the extent the SAR is exercised.

        Upon the exercise of a SAR, the participant will be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of common stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of shares as to which the SAR is exercised. The Committee will decide whether that distribution will be in cash, in shares having a Fair Market Value equal to that amount, or in a combination of cash and shares.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of common stock on that date exceeds the exercise price of the SAR or any related option, as applicable. A SAR granted in tandem with options will expire at the same time as any related option expires and will be transferable only when, and under the same conditions as, any related option is transferable.

Restricted Stock

        The Committee may at any time and from time to time grant shares of restricted stock under the Proposed Amended Plan to such participants and in such amounts as it determines. Each grant of restricted stock will specify the applicable restrictions on such shares, the duration of such restrictions (which will be at least six months except as otherwise determined by the Committee or provided in the Proposed Amended Plan) and the time or times at which such restrictions will lapse with respect to all or a specified number of shares that are part of the grant.

        The participant will be required to pay the company the aggregate par value of any shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the grant date, unless such shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing shares of restricted stock granted under the Proposed Amended Plan will be held in escrow by the company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during the period of restriction the participant will have all of the rights of a holder of common stock, including but not limited to the rights to receive dividends (except as otherwise set forth in the Proposed Amended Plan) and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock will be subject to the same restrictions as then in effect for the restricted stock.

        Unless otherwise determined by the Committee, immediately prior to a Change in Control (as defined in the Proposed Amended Plan) during any period of restriction, all restrictions on shares granted to a participant will lapse. At the time a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the company or our subsidiaries for any reason, unless otherwise determined by the Committee, all shares of restricted stock granted to the participant on which the restrictions have not lapsed will be immediately forfeited to the company.

        In any one calendar year, the Committee will not grant to any one participant restricted stock in excess of 200,000 shares, except as such number may be adjusted under the "Change in Control" section.

Annual Incentive Awards

        Awards of restricted stock and cash bonuses ("qualified performance-based awards") may, in the Committee's sole discretion, be granted to participants under the Proposed Amended Plan, with terms which are intended to qualify any compensation resulting from the awards as "performance-based" compensation under Code Section 162(m). For awards intended to be qualified performance-based awards, the Committee will designate individuals eligible for a qualified performance-based award within the first 90 days of a performance period, which will generally coincide with the fiscal year, with certain exceptions. For a hiring or promotion after that 90-day period that makes any individual eligible to be granted an Annual Incentive Award, the designation will not be later than the elapse of 25% of the remainder of that fiscal year after such hiring or promotion. If the Committee designates a performance period of less than a full year, the establishment of the performance goals by the Committee will be made no later than the elapse of 25% of the performance period. The above notwithstanding, with regard to any Annual Incentive Award and its related Performance Goals, any dividend that would otherwise be payable during the performance period shall accrue and be payable only if and when such performance goals are achieved and such award or portion thereof vests. Within the time period as mentioned above, the Committee will establish performance goals from among the performance measures listed below and will establish the threshold and maximum bonus opportunities for each participant for the attainment of specified threshold and maximum performance goals. Performance goals and bonus opportunities may be weighted for different factors and measures as the Committee determines. The Committee will certify the degree of attainment of performance goals within 90 days after the end of each fiscal year, and qualified performance-based awards will be paid as soon as administratively practicable after the certification is made. The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, Annual Incentive Award compensation that is designed to qualify for the performance-based exception may not be adjusted upward. The Committee retains the discretion to adjust compensation under Annual Incentive Awards downward.

        For awards intended to satisfy the performance-based compensation exception to the Code Section 162(m) limitations, the performance criteria will be selected from among the following performance measures, which may be applied to the company as a whole, to an individual recipient, or to a department, unit, division or function within the company or an affiliate, and they may apply on a pre- or post-tax basis, either alone or relative to the performance of other businesses or individuals (including industry or general market indices):

          (i)    Earnings from continuing operations (either in the aggregate or on a per-share basis);

          (ii)   Growth or rate of growth in earnings (either in the aggregate or on a per-share basis);

          (iii)  Net income or loss (either in the aggregate or on a per-share basis);

          (iv)  Revenues (either operating or in total);

          (v)   Growth or rate of growth in revenues (either operating or in total);

          (vi)  Net cash provided by operating activities;

          (vii) Growth or rate of growth in net cash provided by operating activities;

          (viii)  Free cash flow (either in the aggregate on a per-share basis);

          (ix)  Earnings before interest, taxes, depreciation, amortization and acquisition-related expenses;

          (x)   Growth or rate of growth in earnings before interest, taxes, depreciation, amortization and acquisition-related expenses;

          (xi)  Earnings from continuing operations (either in the aggregate or on a per-share basis);

          (xii) Reductions in expense levels, determined either on a company-wide basis or in respect of any one or more business units;

          (xiii)  Expense management and employee productivity;

          (xiv) Stockholder returns (including return on assets, investments, equity or sales);

          (xv) Return measures (including return on assets, equity, or sales);

          (xvi) Growth or rate of growth in return measures (including return on assets, equity or sales);

          (xvii)  Share price (including attainment of a specified per-share price during the Performance Period; growth measures and total shareholder return or attainment by the shares of a specified price for a specified period of time);

          (xviii)  Strategic business criteria consisting of one or more objectives, based on meeting specified hiring and/or retention of key employees, business expansion goals, objectively identified project milestones, debt targets and goals relating to acquisitions or divestitures; and

          (xix) Achievement of business or operational goals such as market penetration, release of software upgrades, business development and/or regulatory compliance.

        On the grant date of an Annual Incentive Award that is intended to be a qualified performance-based award, the Committee may provide that the formula for that Annual Incentive Award includes or excludes items to measure specific performance measures, such as share-based compensation expense, acquisition related expenses, expense resulting from amortization of debt issuance costs or other loan fees, expense resulting from amortization of intangibles, gain or loss on extinguishment of debt, accreted interest expense, charges or credits related to the adjustment of assets or liabilities to fair value (for example, charges related to asset impairments or the mark-to-market adjustment of the convertible debt embedded option), gains or losses resulting from foreign exchange transaction or translation adjustments, restructuring charges, gains or losses from discontinued operations, any unusual or non-recurring charge or credit, extraordinary gains or losses, the current period income statement effect of businesses or assets acquired or divested; expense or income, including the cumulative effect, of any new accounting principle adopted during the year, and, expense or income related to the adoption of new accounting methods or principles. Qualified performance-based awards may be paid in cash or restricted shares as determined by the Committee at the time of the grant. In addition, the cash Annual Incentive Awards granted for any one calendar year are limited for any one participant to a maximum payout of 300% of the participant's base salary (up to a maximum of $1,000,000 in base salary).

Effect of Termination of Employment

        If a participant ceases to be a director, officer or employee of the company or any of our subsidiaries due to death or disability (as defined in the Proposed Amended Plan), all of the participant's options and SARs that were exercisable on the date of death or disability will remain exercisable for, and will otherwise terminate at the end of, a period of one year from the date of death or disability, but in no event after the expiration date of the options or SARs; provided that, in the case of disability, the participant does not engage in Competition (as defined in the Proposed Amended Plan) during that one-year period, unless that participant received written consent to do so from the Board or the Committee. All of the participant's options and SARs that were not exercisable on the date of death or disability will be forfeited immediately upon such death or disability; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the company and any of our subsidiaries ceases to perform services for the company and any of our subsidiaries due to death or disability, the provisions set forth in such participant's award grant agreement will control. Notwithstanding the foregoing, if the disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, ISOs not exercised by such participant within 3 months after the date of termination of employment will cease to qualify as ISOs and will be treated as NSOs under this Proposed Amended Plan if required to be so treated under the Code.

        If a participant ceases to be a director, officer or employee of the company or any of our subsidiaries upon his or her retirement (as defined in the Proposed Amended Plan), all of the participant's options and SARs that were exercisable on the date of retirement will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition (as defined in the Proposed Amended Plan) during that 90-day period, unless that participant received written consent to do so from the Board or the Committee. All of the participant's options and SARs that were not exercisable on the date of retirement will be forfeited immediately upon such retirement; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the company and any our subsidiaries ceases to perform services for the company and any of our subsidiaries upon the occurrence of his or her retirement, the provisions set forth in such participant's award grant agreement will control. Notwithstanding the foregoing, ISOs not exercised by such participant within 3 months after retirement will cease to qualify as ISOs and will be treated as NSOs under the Proposed Amended Plan if required to be so treated under the Code.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the company or any of our subsidiaries due to cause (as defined in the Proposed Amended Plan), or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the company or any of our subsidiaries for any reason, all of the participant's options and SARs will expire and be forfeited immediately upon cessation or non- commencement, whether or not their exercisable. Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of the company or any of our subsidiaries for any reason other than death, disability, retirement or cause, all of the participant's options and SARs that were exercisable on the date of cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 30 days after the date of cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition (as defined in the Proposed Amended Plan) during that 30-day period, unless that participant received written consent to do so from the Board or the Committee.

        If a consultant (i.e., a participant other than a director, officer or employee of the company or any of our subsidiaries) ceases to perform services for the company or any of our subsidiaries for any reason other than death, disability, retirement or cause, the provisions set forth in the participant's award grant agreement will control.

        Black-out Periods. If there is a blackout period under Section 5 ("Confidential Information, Disclosure and Insider Trading") of the company's Code of Business Conduct and Ethics or applicable law (or a Committee-imposed blackout period) that prohibits the buying or selling of shares during any part of the ten-day period before the expiration of any option based on the termination of a participant's service, the period for exercising the options shall be extended until ten (10) days beyond when such blackout period ends. Notwithstanding any provision hereof or within an award agreement, no option shall ever be exercisable after the expiration date of its original term as set forth in the award agreement.

Adjustments; Change in Control

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the company, the Committee, as necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Proposed Amended Plan, may appropriately and equitably make such adjustment in the number and kind of shares available for issuance under the Proposed Amended Plan (including the total number of shares available for issuance under the Proposed Amended Plan and the maximum per-participant limits applicable to awards), and in the number and kind of options, SARs and shares covered by grants previously made under the Proposed Amended Plan, and in the exercise price of outstanding options and SARs; provided, in each case, that with respect to awards of ISOs intended to qualify as ISOs after such adjustment, no such adjustment will be authorized to the extent such adjustment would cause the ISO to violate Section 424(a) of the Code. Any adjustment will be final, conclusive and binding for all purposes of the Proposed Amended Plan. In the event of any merger, consolidation or other reorganization in which the company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of our obligations regarding options, SARs and restricted stock that were granted under the Proposed Amended Plan and that are outstanding on the date of that event will, on such terms as may be approved by the Committee prior to that event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash). Notwithstanding the foregoing, no amendment will be made to any stock option that would be deemed to be a repricing under the rules of the New York Stock Exchange or the Nasdaq Global Select Market (as applicable) unless such amendment is first subject to and approved by our shareholders.

        Unless the Committee otherwise determines in the manner set forth in the "Alternative Awards" section of the Proposed Amended Plan, upon the occurrence of a Change in Control: (i) all options and SARs shall become exercisable; (ii) any restriction period on all restricted stock and/or other stock-based awards shall lapse immediately prior to such Change in Control; (iii) shares underlying awards of restricted stock and/or other stock-based awards shall be issued to each participant then holding such award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control); and (iv) each such option, SAR, restricted stock, and/or other stock-based award shall be canceled in exchange for an amount equal to the product of (A)(I) in the case of options and SARs, the excess, if any, of the product of the Change in Control price over the Fair Market Value at the Grant Date for such Award, and (II) in the case of other such Awards, the Change in Control price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the participant or by which the amount ultimately to be paid to the participant is reduced.

        Unless the Committee otherwise determines in the manner set forth in the "Alternative Awards" section, upon the occurrence of a Change in Control: (A) any performance period in progress at the time of the Change in Control for which performance-based Shares are outstanding shall end effective upon the occurrence of such Change in Control; and (B) all participants granted such awards shall be deemed to have earned a pro rata award equal to the product of: (i) such participant's target award opportunity with respect to such Award for the Performance Period in question, and (ii) the percentage of performance objectives achieved as of the date on which the Change in Control occurs. Unless the Committee otherwise determines, any performance-based shares for which the applicable pro-rated performance goals have not been achieved shall be forfeited and canceled as of the date of such Change in Control.

        Payment of any amounts calculated under the "Adjustments; Change in Control" provisions in the Proposed Amended Plan shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the of the participant's employer immediately following a Change in Control ("New Employer") having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

        Notwithstanding the provisions from the "Alternative Awards" section of the Proposed Amended Plan discussed above, no cancellation, termination, acceleration of exercisability or vesting, lapse of any restricted period or settlement or other payment shall occur with respect to any outstanding award if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted award being hereinafter referred to as an "Alternative Award") by the New Employer, provided that any Alternative Award must: (i) be based on shares of common stock that are traded on an established U.S. securities market; (ii) provide the participant (or each participant in a class of participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; (iii) have substantially equivalent economic value to such award (determined at the time of the Change in Control); and (iv) have terms and conditions which provide that in the event that the participant suffers an involuntary termination within two years following the Change in Control any conditions on such participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such participant shall be waived or shall lapse, as the case may be.

Duration, Termination and Amendment of the Proposed Amended Plan

        The original effective date of the Current 2004 Plan was June 2, 2004, when it was approved by our shareholders. If approved, the Proposed Amended Plan will terminate at the close of business on the date that is ten years after June 30, 2014. The termination of the Proposed Amended Plan will not affect any of the rights or obligations of any person under any grant of options or other incentives granted under the Proposed Amended Plan.

        The Board or the Committee, without approval of the shareholders, may amend or terminate the Proposed Amended Plan, except that no amendment will become effective without prior approval of our shareholders if shareholder approval is required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or market on which the common stock is then listed. Shareholder approval is required under the Proposed Amended Plan for any "repricing" under applicable stock exchange listing requirements.

Certain Federal Income Tax Consequences

        The following is a brief summary of the federal income tax rules relevant to participants in the Proposed Amended Plan under the Code. These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, all participants in the Proposed Amended Plan should consult their own tax advisors with regards to the tax consequences of participating in the Proposed Amended Plan. Moreover, the following summary relates only to the participants' federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

        Non-Qualified Stock Options.    The grant of an NSO (including any option that exceeds the limitations on ISOs described below) to an optionee generally will not be a taxable event when the exercise price is equal to or above the fair market value of the underlying stock at the time of the grant, as required under the Proposed Amended Plan. Accordingly, the optionee will not be subject to any income tax consequences with respect to an NSO until the option is exercised. Upon the exercise of an NSO, the optionee will recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the shares on the date of exercise. Generally, we will be entitled to a federal income tax deduction in the amount of the "spread" recognized by the optionee as ordinary compensation income.

        On the delivery by an optionee of shares already owned by the optionee as payment for the exercise price of an NSO, the number of shares received on exercise of the option equal to the number of shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the option in excess of the number of shares surrendered should result in recognition by the optionee of ordinary compensation income in an amount equal to the fair market value of such shares. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the tax basis of the additional shares received should equal the amount recognized as ordinary compensation income by the optionee (i.e., the fair market value of such additional shares).

        The payment by an optionee of the exercise price of an NSO by means of surrender of the existing option will result in the optionee recognizing ordinary compensation income on the "spread" between the exercise price of the option surrendered and the fair market value of the shares on the date of exercise. Generally, we will be entitled to a deduction in the amount of this "spread." The tax basis of the shares the optionee receives on exercise will be the fair market value of such shares on the date of exercise.

        The amount and character (whether capital gain or ordinary compensation income, and whether long-term or short-term) of any gain or loss realized on a subsequent disposition of shares by the optionee generally will depend on, among other things, whether the compensation income event has occurred prior to the disposition of shares. If the compensation event has occurred prior to the ultimate disposition of the shares, the gain or loss on the shares after the compensation event will generally be capital in character if certain holding requirements have been met. There are, however, certain issues that must be considered when determining the nature of compensation upon disposition of shares, including whether the disposition occurs before or after the common stock vests, whether an election under Code Section 83(b) with respect to those shares had been made, and the length of time those shares were held by the optionee.

        We believe that the compensation deemed paid by the company upon the exercise of NSOs is performance based and, as such, is not required to be taken into account under Code Section 162(m) for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

        Incentive Stock Options.    Under the Code, ISOs may be granted only to our employees. There are no federal income tax consequences associated with the grant of an ISO to an employee, except that the alternative minimum tax may apply. In contrast to the exercise of an NSO, the exercise of an ISO will not cause an employee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on exercise will equal the amount of cash or other property paid on such exercise. If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of the shares generally will be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of those periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income, and we would be entitled to a federal income tax deduction in that amount. The amount of gain that would be characterized as ordinary compensation income will not exceed an amount equal to the excess of (i) the fair market value of such shares as of the date the option was exercised over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally will be characterized as a capital loss.

        On the delivery by an optionee of shares already owned by the optionee as payment of the exercise price of an ISO, the number of shares received on exercise of the ISO equal to the shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the ISO in excess of the number of shares surrendered should be treated as the exercise of an ISO and will not cause the optionee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the basis of any additional shares received on exercise of the ISO should equal the amount of any cash or other property paid on such exercise. However, if stock received on exercise of an ISO is used in connection with the exercise of an ISO when the holding period with respect to such stock is not met, such use will be considered a disqualifying disposition. Despite being a disqualifying disposition, we would not realize a tax benefit.

        The payment by an optionee of the exercise price of an ISO by means of surrender of such ISO will result in the optionee recognizing ordinary compensation income on the spread between the exercise price and the fair market value with respect to that number of options so surrendered less the number of options exercised for shares. Generally, we will be entitled to a deduction in the amount of this "spread." The tax basis of the shares the optionee receives on exercise of the option in this manner will be the amount paid for such shares (i.e., the amount recognized as ordinary compensation income by the optionee).

        Stock Appreciation Rights.    The grant of a stock appreciation right, or SAR, to a grantee will not be a taxable event because the price must be equal to or above the fair market value of the underlying stock at the time of the grant, as required under the Proposed Amended Plan. The grantee will recognize ordinary compensation income upon the exercise of a SAR. The amount of income subject to tax will depend upon whether the SAR is granted in tandem with options or independently. Upon the exercise of a SAR granted in tandem with an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the option exercise price. Upon the exercise of a SAR granted independently of an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the fair market value of the common stock on the day the SAR was granted. In either case, we will be entitled to a corresponding deduction equal to the amount of ordinary compensation income that the grantee recognizes. Upon the sale of any common stock received by the grantee upon exercise of a SAR, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date of exercise.

        Restricted Stock.    A grantee will generally not recognize taxable income at the time shares of restricted stock are granted, but will recognize ordinary compensation income when the shares first become transferable or not otherwise subject to restrictions or a substantial risk of forfeiture, unless the grantee makes an election under Code Section 83(b) to recognize ordinary compensation income upon grant. The amount of ordinary income that the grantee recognizes will equal the fair market value of the restricted stock at the time its restrictions lapse, or at the time of grant if the grantee makes a Code Section 83(b) election, less the amount the grantee paid for the restricted stock. We will be entitled to claim a corresponding deduction equal to the amount of ordinary compensation income recognized by the grantee. Upon the sale of restricted stock after its restrictions have lapsed, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date the restrictions lapsed, or for more than one year from the grant date if the grantee made a Section 83(b) election.

        Annual Incentive Awards.    Generally, the award of Annual Incentive Awards will have no federal income tax consequences for the company or for the participant. Generally, the payment of the Annual Incentive Award is taxable to a participant as ordinary income. Subject to the restrictions of Section 162(m) of the Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income. Depending on our business needs, we may or may not structure awards to be qualified performance-based compensation that is exempt from Section 162(m) of the Code.

        Withholding Taxes.    Because the amount of ordinary compensation income a participant recognizes with respect to the receipt or exercise of any instruments received under the Proposed Amended Plan may be subject to applicable withholding of federal, state and local income taxes and social security taxes, we may require the participant to pay the amount required to be withheld by the company before delivering to the participant any shares purchased under the Proposed Amended Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

        Code Section 409A.    Section 409A of the Code imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements with respect to an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions may be made only on specified dates or on or following the occurrence of certain events (e.g., the individual's separation from service or the individual's death). Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual's distributions in connection with a separation from service commence no earlier than six months after such officer's separation from service.

        Awards granted under the Proposed Amended Plan with a deferral feature will generally be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest charges and penalties. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.

Plan Benefits

        The amount and timing of all awards under the Proposed Amended Plan will be determined in the sole discretion of our Compensation Committee and therefore cannot be determined in advance. We have not approved any awards that are conditioned on shareholder approval of the Proposed Amended Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors and employees under the Proposed Amended Plan. The following table sets forth information about awards granted under the Current 2004 Plan in 2013, which would not have changed if the Proposed Amended Plan had been in place instead of the Current 2004 Plan, to: (i) our named executive officers; (ii) all current executive officers, as a group; (iii) all current directors who are not executive officers, as a group; and (iv) all employees who are not executive officers, as a group. The size of past awards is not necessarily indicative of the size of future awards.

Name and Position(s)	Dollar value ($)(1)	Number of Shares of Stock Option Grants Subject to Awards	Number of Shares of Restricted Stock Subject to Awards
Tom W. Olofson, Chairman/CEO	1,244,000	—	100,000
Christopher E. Olofson, President/COO	1,244,000	—	100,000
Elizabeth M. Braham, Executive Vice President/CFO	995,200	—	80,000
Brad D. Scott, Co-COO and Chief of Staff	746,400	—	60,000
All current executive officers, as a group(2)	4,229,600	—	340,000
All current directors who are not executive officers, as a group	311,000	—	25,000
All employees, including all current officers who are not executive officers, as a group	2,266,904	—	162,600

(1)
The amounts in this column reflect the aggregate grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification No. 718 ("ASC 718"). These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the recipients. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the year ended December 31, 2013 and in our discussion of share-based compensation in our Management's Discussion and Analysis of Financial Condition and Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 26, 2014.

(2)
The dollar value and number of shares in this row include the common shares that Ms. Braham beneficially owns. Ms. Braham resigned as an executive officer on March 14, 2014.

Equity Compensation Plan Information

        The following table sets forth as of March 31, 2014: (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights; (b) the weighted average exercise price of outstanding options, warrants and rights; and (c) the number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)).

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,076,000	$13.54	659,000
Equity compensation plans not approved by security holders	460,000	$13.01	—

Total	3,536,000	$13.47	659,000

        Equity compensation plans approved by security holders consist of our 1995 Stock Option Plan and our Current Plan, both as amended. Securities remaining available for future issuance under equity compensation plans approved by security holders consist solely of shares available under the Current 2004 Plan. Securities remaining available for future issuance under our Current 2004 Plan may be issued, in any combination, as incentive stock options, non-qualified stock options, stock appreciation rights or restricted stock.

        Equity compensation plans not approved by security shareholders consist of inducement stock options issued in conjunction with certain newly hired senior executives or acquisitions. These stock options were issued in conjunction with the execution of employment agreements with certain newly hired key senior executives or with key employees of acquired companies to become employees of our newly acquired subsidiaries. In accordance with the Nasdaq corporate governance rules, shareholder approval was not required for these inducement stock option grants.

        The stock options granted under equity compensation plans not approved by security holders were granted at option exercise prices equal to the fair market value of the common stock on the date of grant, are non-qualified options, are exercisable for up to 10 years from the date of grant, and otherwise have terms substantially identical to the material terms of the 1995 Stock Option Plan and the Current 2004 Plan. Additional information related to the equity compensation plans not approved by security holders is contained in the notes to our audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 26, 2014.

The Board of Directors recommends a vote FOR
the adoption of Epiq's Amended and Restated 2004 Equity Incentive Plan.

SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

        Other than as set forth in the "Nominating and Corporate Governance Committee" section, proposals of shareholders intended to be presented at the 2015 annual meeting of shareholders must be received by the secretary of the company, at Epiq Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105, no later than December 31, 2014 to be eligible for inclusion in the company's proxy statement and proxy related to that meeting, and must be consistent with Rule 14a-8 of the Exchange Act.

        Additionally, a shareholder may submit a proposal for consideration at the 2015 annual meeting of shareholders, but not for inclusion in the company's proxy statement and proxy for the 2015 annual meeting. Notice of matters proposed to be brought before the 2015 annual meeting of shareholders are due on or before November 1, 2014 and must include the following information: (1) a brief description of the business to be discussed; (2) the reason for conducting such business at the annual meeting; (3) the name and address of the shareholder proposing such business and the beneficial owner (as such term is defined in Rule 13d-3 of the Exchange Act), if any, on whose behalf the business is proposed; (4) the class and number of shares of Epiq Systems, Inc. owned beneficially (as such term is defined in Rule 13d-3 of the Exchange Act) and of record by the shareholder and any material interest of the shareholder in such business; (5) a representation that the shareholder bringing the proposal is a record holder entitled to vote on the business so proposed and intends to appear in person or by proxy at the annual meeting to present such proposed business; and (6) all other information to otherwise comply with the applicable requirements of the SEC to be considered for inclusion in the proxy statement and proxy for the 2015 meeting.

 ANNUAL REPORT; HOUSEHOLDING

        Our 2013 annual report to shareholders, which includes our Annual Report on Form 10-K and our financial statements for the year ended December 31, 2013, is enclosed with this proxy statement.

        The SEC has adopted rules that permit companies to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. This year, a number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders sharing an address and receiving multiple copies of annual reports and proxy statements can contact the corporate secretary of the company at Epiq Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105 or at 913-621-9500, to request future delivery of a single copy of annual reports and proxy statements to the shared address. If you are residing at an address that is shared with another shareholder and are only receiving one copy of our annual report and proxy statement but wish to receive separate copies of our annual report or our proxy statement in the future, you may request them by contacting our corporate secretary in the same manner described above. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our annual report or our proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

        The board of directors is not aware of any matter that will be presented for action at the annual meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Tom W. Olofson Chairman and Chief Executive Officer
April 30, 2014

APPENDIX A

Epiq Systems, Inc.

Amended and Restated 2004 Equity Incentive Plan

 EPIQ SYSTEMS, INC.
2004 EQUITY INCENTIVE PLAN

(Amended and restated effective June 2, 2010,
and as further amended and restated effective January 1, 2014)

        1.    Purpose.

        This plan shall be known as the Epiq Systems, Inc. Amended and Restated 2004 Equity Incentive Plan (this "Plan"). The purpose of this Plan shall be to promote the long-term growth and profitability of Epiq Systems, Inc. (the "Company") and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options, non-qualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under this Plan.

        2.    Definitions.

          (a)   "Award" means any Non-Qualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Shares, cash or Annual Incentive Award.

          (b)   "Annual Incentive Award" means a performance bonus determined under Section 9 of this Plan that is a Restricted Stock or cash bonus awards.

          (c)   "Board of Directors" and "Board" mean the board of directors of the Company.

          (d)   "Cause," unless otherwise defined in a participant's award grant agreement or in a participant's written employment arrangement with the Company or any of its Subsidiaries in effect on the Grant Date (as amended from time to time thereafter), means the occurrence of one or more of the following events:

            (i)    Conviction of a felony or any crime or offense lesser than a felony involving fraud, embezzlement, dishonesty, moral turpitude or the property of the Company or a Subsidiary; or

            (ii)   Conduct that has caused, or should have reasonably been expected to cause, demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

            (iii)  Refusal to perform or substantial disregard of material duties properly assigned, as determined by the Company; or

            (iv)  Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary, including any unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the participant owes an obligation of nondisclosure as a result of his or her relationship with the Company.

        The definition of Cause set forth in a participant's award grant agreement shall control only with respect to such award grant agreement (and no other agreement) if such definition is different from the definition of Cause set forth in this Plan or in the participant's written employment arrangement with the Company or any of its Subsidiaries in effect on the Grant Date (as amended from time to time thereafter).

          (e)   "Change in Control" means the consummation of an event constituting one of the following:

            (i)    if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or

            (ii)   during any period of two consecutive years, a majority of the Board ceases to be constituted by individuals who either (A) at the beginning of such period constituted the Board, or (B) thereafter became new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved; or

            (iii)  a merger or consolidation of the Company with any other entity in which the Company is not the surviving entity (in each case, the surviving entity of such merger or consolidation shall be the New Employer, as defined below), other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

            (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended.

          (g)   "Committee" means the Compensation Committee of the Board or such other committee that consists solely of two or more members of the Board, each of whom is a "Non-Employee Director" within the meaning of SEC Rule 16b-3 and is an "outside director" within the meaning of Treasury Regulation §1.162-27(e)(3); provided that, if for any reason the Committee shall not have been appointed by the Board to administer this Plan, all authority and duties of the Committee under this Plan shall be vested in and exercised by the Board, and the term "Committee" shall be deemed to mean the Board for all purposes herein.

          (h)   "Common Stock" means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

          (i)    "Competition" is deemed to occur, unless otherwise defined in a participant's award grant agreement or in the participant's written employment arrangement with the Company or any of its Subsidiaries in effect on the Grant Date (as amended from time to time thereafter) if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries. The definition of Competition set forth in a participant's award grant agreement shall control only with respect to such award grant agreement (and no other agreement) if such definition is different from the definition of Competition set forth in this Plan or in the participant's written employment arrangement with the Company or any of its Subsidiaries in effect on the Grant Date (as amended from time to time thereafter).

          (j)    "Covered Employee" is any Eligible Employee who (i) as of the close of the taxable year, is the chief executive officer of the Company or is an individual acting in that capacity, or (ii) the total compensation of the employee for the taxable year is required to be reported to shareholders under the executive compensation disclosure rules under the Exchange Act.

          (k)   "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company long-term disability plan or as otherwise determined by the Committee.

          (l)    "Eligible Person" means those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States).

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)   "Family Member" has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

          (o)   "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq Global Select Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

          (p)   "Grant Date" means the date on which the Board or the Committee determines and approves the grant of an Award. Such approval shall include, but not be limited to, a final determination as to the Award recipient(s), exercise price (if any), number of Awards or shares subject to an Award granted to each recipient, vesting schedule, and the type of such Awards (e.g., ISO, NSO, Restricted Stock).

          (q)   "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

          (r)   "New Employer" means the employer of a participant under this Plan, or the parent or a subsidiary of such employer, immediately following a Change in Control.

          (r)   "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

          (s)   "Non-qualified Stock Option" means any stock option other than an Incentive Stock Option.

          (t)    "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provision for options thereunder).

          (u)   "Performance Goals" means the objective criteria determined by the Committee, the degree of attainment of which will affect the amount of an Annual Incentive Award. Performance Goals may contain threshold and maximum levels of achievement and must be based upon one or more of the Performance Measures set forth in Section 9(c)(i).

          (v)   "Performance Period" means that period established by the Committee at the time any Award is granted or at any time thereafter during which the attainment of performance goals specified by the Committee with respect to that Award are to be measured. Except as provided in Section 9, a Performance Period may be a year or a longer or shorter period.

          (w)  "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

          (x)   "Shares" means any share of the Common Stock of the Company.

          (y)   "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

          (z)   "Year" means the fiscal year of the Company.

        3.    Administration.

        The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer this Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. Subject to the provisions of this Plan, the Committee shall be authorized to:

          (i)    select persons to participate in this Plan;

          (ii)   determine the form and substance of grants made under this Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made;

          (iii)  certify that the conditions and restrictions applicable to any grant have been met;

          (iv)  modify the terms of grants made under this Plan;

          (v)   interpret this Plan and grants made thereunder;

          (vi)  make any adjustments necessary or desirable in connection with grants made under this Plan to eligible participants located outside the United States; and

          (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out this Plan as it may deem appropriate.

        Decisions of the Committee on all matters relating to this Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such person's own willful misconduct or as expressly provided by statute.

        The expenses of this Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under this Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

        4.    Shares Available for this Plan.

        Subject to adjustments as provided in Section 15, no more than a total of 7,500,000 shares of Common Stock (the "Shares") are authorized for issuance pursuant to this Plan, and no equity awards shall be made under other Company plans after the date of shareholder approval of this restated Plan in 2014; provided that there shall be added to the reserve of shares that are authorized and available for issuance pursuant to this Plan any shares that are currently subject to awards under any other plan but as to which shares are not issued due to a forfeiture, cancellation, or other settlement thereof. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under this Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under this Plan unless, in the case of options granted under this Plan, related SARs are exercised. Upon Plan termination, any remaining unpurchased, forfeited, tendered or other withheld shares that were reserved for Awards shall be released to the Company and/or otherwise considered available for issuance outside of this Plan unless otherwise specifically determined by the Board or the Company by-laws, as applicable.

        Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options, provided that no repricing under the rules of the New York Stock Exchange or the Market shall occur unless approved by the Company's shareholders.

        5.    Participation.

        Participation in this Plan shall be limited to Eligible Persons. Nothing in this Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities, with or without Cause, of a participant at any time. By accepting any Award under this Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

        Incentive Stock Options, Non-qualified Stock Options, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine subject to the terms of this Plan (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees"). Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

        6.    Incentive and Non-qualified Stock Options and SARs.

        The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant Non-qualified Stock Options, Incentive Stock Options or SARs to purchase a number of shares of Common Stock in excess of 300,000 Shares, as such number may be adjusted pursuant to Section 15 below. The options granted shall take such written form as the Committee shall determine, subject to the following terms and conditions.

        It is the Company's intent that Non-qualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. Each award grant agreement shall specifically indicate whether the option granted is an Incentive Stock Option or a Non-qualified Stock Option. If an Incentive Stock Option granted under this Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under this Plan, provided that such stock option otherwise meets this Plan's requirements for Non-qualified Stock Options.

          (a)    Price.    The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee and may not be less than 100% of the Fair Market Value of a share of Common Stock as of the Grant Date of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the Grant Date of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

          (b)    Payment.    Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing. Notwithstanding any other provision of the Plan to the contrary, no participant who is a director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (2) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

          (c)    Terms of Options.    The term during which each option may be exercised shall be determined by the Committee; provided that: (i) no option shall be exercisable in whole or in part more than ten (10) years after the Grant Date; and (ii) and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five (5) years after the Grant Date; in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

          (d)    Limitations on Grants.    If required by the Code, the aggregate Fair Market Value (determined as of the Grant Date) of Shares for which Incentive Stock Options are exercisable for the first time by any one participant during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto) may not exceed $100,000.

          (e)    Termination; Forfeiture.

            (i)    Death or Disability.    If a participant ceases to be a director, officer or employee of the Company and any Subsidiary due to death or Disability, (A) all of the participant's options and SARs that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or Disability, but in no event after the expiration date of the options or

    SARs; provided that, in the case of Disability, the participant does not engage in Competition during such one year period unless he or she received written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary due to death or Disability, the provisions set forth in such participant's award grant agreement shall control. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 3 months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

            (ii)    Retirement.    If a participant ceases to be a director, officer or employee of the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary upon the occurrence of his or her retirement, the provisions set forth in such participant's award grant agreement shall control. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 3 months after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

            (iii)    Discharge for Cause.    If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant's options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

            (iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary for any reason other than death, Disability Retirement or Cause, the provisions set forth in such participant's award grant agreement shall control.

            (v)    Black-out Periods.    If there is a blackout period under Section 5 ("Confidential Information, Disclosure and Insider Trading") of the Company's Code of Business Conduct and Ethics or applicable law (or a Committee-imposed blackout period) that prohibits the buying or selling of shares during any part of the ten-day period before the expiration of any Option based on the termination of a participant's service (as described above), the period for exercising the Options shall be extended until ten (10) days beyond when such blackout period ends. Notwithstanding any provision hereof or within an award agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the award agreement.

        7.    Stock Appreciation Rights.

        The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify; however, no SAR shall be exercisable in whole or in part more than ten (10) years after the Grant Date.

        No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and any delivery of the related Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

        SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

        Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, or in a combination thereof.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

        8.    Restricted Stock.

        The Committee may at any time and from time to time grant Shares of restricted stock under this Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

        The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the Grant Date, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under this Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

        Unless otherwise determined by the Committee, immediately prior to a Change in Control during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any reason, unless otherwise determined by the Committee, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

        In any one calendar year, the Committee shall not grant to any one participant Restricted Stock in excess of 200,000 Shares, as such number may be adjusted pursuant to Section 15 below.

        9.    Annual Incentive Awards and 162(m) Compliance.

          (a)    Section 162(m) Compliance.    If the Committee, in its discretion, determines that it is appropriate to establish an Annual Incentive Award for an Eligible Person, the terms of the Annual incentive Award will comply with this Section 9. Annual Incentive Awards are intended to satisfy the Performance-Based Exception. If changes are made to Code Section 162(m) to permit flexibility with respect to an Award or Awards available under this Plan, the Committee may, subject to this Section 9, make any adjustments to Annual Incentive Awards as it deems appropriate and as permitted by the changes in Code Section 162(m).

          (b)    Annual Incentive Award Eligibility and Timing for Establishing Performance Goals.

            (i)    Eligibility.    Subject to and consistent with the provisions of this Plan, Annual Incentive Awards may be granted to an Eligible Employee who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with the Annual Incentive Award, a Covered Employee in accordance with this Section 9.

            (ii)    Timing.    The Committee will designate the individuals eligible to be granted an Annual Incentive Award for a Year and establish the objective Performance Goals for the individuals within the first 90 days of that Year; provided, that for a hiring or promotion after that 90-day period that makes any individual eligible to be granted an Annual Incentive Award, the designation shall not be later than the elapse of 25% of the remainder of that Year after such hiring or promotion; provided further, that if the Committee designates a Performance Period of less than a full year, the establishment of the Performance Goals by the Committee will be made no later than the elapse of 25% of the Performance Period. The opportunity to be granted an Annual Incentive Award may be evidenced by an award grant agreement, which shall specify the individual's bonus opportunity, the Performance Goals, and such other terms not inconsistent with the Plan as the Committee shall determine. The above notwithstanding, with respect to any Annual Incentive Award and its related Performance Goals, any dividend that would otherwise be payable during the Performance Period shall accrue and be payable only if and when such Performance Goals are achieved and such Award or portion thereof vests.

          (c)    Performance Goals.

            (i)    Establishment.    Within the time period prescribed in Section 9(b)(ii), the Committee shall establish Performance Goals for the Year (which may be the same or different for some or all Covered Employees) and shall establish the threshold and maximum bonus opportunity for each Covered Employee for the attainment of specified threshold and maximum Performance Goals. Performance Goals and bonus opportunities may be weighted for different factors and measures as the Committee determines. Unless and until the Company's stockholders approve a change in the general Performance Measures set forth in this Section 9, for Annual Incentive Awards designed to qualify for the Performance-Based Exception, objective performance criteria used to establish Performance Goals shall be one or more of the following (each a "Performance Measure"):

              (A)  Earnings from continuing operations (either in the aggregate or on a per-Share basis);

              (B)  Growth or rate of growth in earnings (either in the aggregate or on a per-Share basis);

              (C)  Net income or loss (either in the aggregate or on a per-Share basis);

              (D)  Revenues (either operating or in total);

              (E)  Growth or rate of growth in revenues (either operating or in total)

              (F)  Net cash provided by operating activities;

              (G)  Growth or rate of growth in net cash provided by operating activities;

              (H)  Free cash flow (either in the aggregate on a per-Share basis);

              (I)   Earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

              (J)   Growth or rate of growth in earnings before interest, taxes, depreciation, amortization, and acquisition-related expenses;

              (K)  Earnings from continuing operations (either in the aggregate or on a per-Share basis);

              (L)  Reductions in expense levels, determined either on a Company-wide basis or in respect of any one more business units;

              (M) Expense management and employee productivity;

              (N)  Stockholder returns (including return on assets, investments, equity, or sales);

              (O)  Return measures (including return on assets, equity, or sales);

              (P)   Growth or rate of growth in return measures (including return on assets, equity, or sales);

              (Q)  Share price (including attainment of a specified per-Share price during the Performance Period; growth measures and total stockholder return or attainment by the Shares of a specified price for a specified period of time);

              (R)  Strategic business criteria, consisting of one or more objectives based on meeting specified hiring and/or retention of key employees, business expansion goals, objectively identified project milestones, debt targets, and goals relating to acquisitions or divestitures; and

              (S)   Achievement of business or operational goals such as market penetration, release of software upgrades, business development and/or regulatory compliance;

    provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Annual Incentive Award intended to comply with the Performance-Based Exception, provide that the formula for such Annual Incentive Award include or exclude items to measure specific Performance Measures such as share-based compensation expense, acquisition related expenses, expense resulting from amortization of debt issuance costs or other loan fees, expense resulting from amortization of intangibles, gain or loss on extinguishment of debt, accreted interest expense, charges or credits related to the adjustment of assets or liabilities to fair value (for example, charges related to asset impairments or the mark-to-market adjustment of the convertible debt embedded option),gains or losses resulting from foreign exchange transaction or translation adjustments, restructuring charges, gains or losses from discontinued operations, any unusual or non-recurring charge or credit, extraordinary gains or losses, the current period income statement effect of businesses or assets acquired or divested; expense or income, including the cumulative effect, of any new accounting principle adopted during the year, and, expense or income related to the adoption of new accounting methods or principles.

            (ii)    Flexibility as to Timing, Weighting, Applicable Business Unit.    For Annual Incentive Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Goals within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Annual Incentive Awards to different grantees. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Annual Incentive Award. Any one or more of the Performance Measures may apply to a grantee, to the Company as a whole, to one or more affiliates or to a department, unit, division or function within the Company, within any one or more affiliates or any one or more joint ventures, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

            (iii)    Discretion to Adjust.    The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Goals; provided, however, Annual Incentive Award compensation that is designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Annual Incentive Award so that it no longer qualifies for the Performance-Based Exception) be adjusted upward. The Committee retains the discretion to adjust compensation under Annual Incentive Awards downward. The Committee may not, unless the Committee determines to amend the Annual Incentive Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Annual Incentive Awards intended qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the pre-established Performance Goals must be certified in writing prior to payment of the Annual Incentive Award.

            (iv)    Alteration of Performance Measures.    If applicable laws allow an Annual Incentive Award to qualify for the Performance-Based Exception even if the Committee alters the governing Performance Measures without obtaining stockholder approval, the Committee will have sole discretion to make such changes without obtaining stockholder approval.

          (d)    Determination of Amount of Annual Incentive Awards.

            (i)    Restricted Stock Award Limitation.    No grantee may be awarded Restricted Stock Annual Incentive Awards in any one year, pursuant to this Section 9, in excess of the limitation set forth in Section 8.

            (ii)    Cash Award Limitation.    No grantee may be granted cash Annual Incentive Awards, pursuant to this Section 9, in any one Year the maximum payout for which, when added to the maximum payout for all other cash Annual Incentive Awards granted to such grantee pursuant to this Section 9 in the same Year, could exceed 300% of the grantee's annual base salary (up to a maximum of $1,000,000 of base salary) as of the first day the Year (or, if later, as of the date on which the grantee becomes an employee of the Company or a Subsidiary). If the Performance Period is greater than one year, the 300% limitation will apply separately for each 12 month period in the Performance Period.

            (iii)    Aggregate Maximum.    The Committee may establish guidelines as to the maximum aggregate amount of Annual Incentive Awards payable for any Year.

          (e)    Committee Certification and Determination of Amount of Annual Incentive Award.    The Committee shall determine and certify in writing the degree of attainment of Performance Goals as soon as administratively practicable after the end of each Year but not later than 90 days after the end of that Year. The Committee shall determine an individual's maximum Annual Incentive Award based on the level of attainment of the Performance Goals (as certified by the Committee) and the individual's bonus opportunity. The Committee reserves the discretion to reduce (but not below zero) the amount of an individual's Annual Incentive Award below the maximum Annual Incentive Award. The determination of the Committee to reduce (or not pay) an individual's Annual Incentive Award for a Year will not affect the maximum Annual Incentive Award payable to any other individual. No Annual Incentive Award will be payable to an individual unless at least the threshold Performance Goal is attained.

          (f)    Payment of Annual Incentive Awards.

            (i)    Timing.    Annual Incentive Awards will be paid as soon as administratively practicable after the Committee determines the amount of the Annual Incentive Award, but not later than 90 days after the Committee certifies the degree of attainment of Performance Goals.

            (ii)    Form.    An individual's Annual Incentive Award for a Year may be paid in cash or Restricted Stock as determined by the Committee at the time of the grant. The Committee may provide in an award grant agreement that payment of an Annual Incentive Award may be deferred in accordance with any rules or procedures that may be established by the Committee from time to time, either before or after the decision or election to defer is made.

          (g)    Cessation of Services.    If an individual ceases to provide services to the Company or a subsidiary in the capacity of an employee or consultant during the Year, the Committee may authorize the payment of an Annual Incentive Award to that individual, and in the absence of the authorization, the individual will receive no Annual Incentive Award for that Year.

        10.    Withholding Taxes.

          (a)    Participant Election.    Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for federal, state or local taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options. If no such election to withhold taxes is made from applicable Common Stock as set forth above, it shall be the participant's obligation to have such monies paid or withheld by tendering a cash payment of such amounts instead.

          (b)    Company Requirement.    The Company may require, as a condition to any grant or exercise under this Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under this Plan.

        11.    Written Agreement; Vesting.

        Each participant to whom a grant is made under this Plan shall enter into a written agreement with the Company that shall contain such provisions, including, without limitation, vesting requirements, consistent with the provisions of this Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7 and 8, in connection with a Change of Control or certain occurrences of termination, no option grant under this Plan may vest fully less than three (3) years from the date such grant is made.

        12.    Transferability.

        Unless the Committee determines otherwise, no option, SAR or restricted stock granted under this Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant's Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR or restricted stock granted under this Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

        13.    Listing, Registration and Qualification.

        If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR or restricted stock is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

        14.    Transfer of Employee.

        The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another, shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

        15.    Adjustments; Change in Control.

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee, as necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately and equitably make such adjustment in the number and kind of Shares available for issuance under this Plan (including, without limitation, the total number of Shares available for issuance under this Plan pursuant to Section 4), and in the number and kind of options, SARs and Shares covered by grants previously made under this Plan, and in the exercise price of outstanding options and SARs; provided, in each case, that with respect to Awards of Incentive Stock Options intended to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent such adjustment would cause the Incentive Stock Option to violate Section 424(a) of the Code. Any such adjustment shall be final, conclusive and binding for all purposes of this Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash). Notwithstanding the foregoing, no amendment shall be made to any stock option that would be deemed to be a repricing under the rules of the New York Stock Exchange or the Market unless such amendment is first subject to and approved by the Company's shareholders.

          (a)    Change in Control Generally.    Unless the Committee otherwise determines in the manner set forth in Section 15(d) below, upon the occurrence of a Change in Control, (i) all options and SARs shall become exercisable, (ii) any restriction period on all restricted stock and/or other stock-based Awards shall lapse immediately prior to such Change in Control, (iii) Shares underlying Awards of restricted stock and/or other stock-based Awards shall be issued to each participant then holding such Award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (iv) each such option, SAR, restricted stock, and/or other stock-based Award shall be canceled in exchange for an amount equal to the product of (A)(I) in the case of options and SARs, the excess, if any, of the product of the Change in Control price over the Fair Market Value at the Grant Date for such Award, and (II) in the case of other such Awards, the Change in Control price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the participant or by which the amount ultimately to be paid to the participant is reduced.

          (b)    Annual Incentive Awards.    Unless the Committee otherwise determines in the manner set forth in Section 15(d) below, upon the occurrence of a Change in Control, (A) any Performance Period in progress at the time of the Change in Control for which performance-based Shares, are outstanding shall end effective upon the occurrence of such Change in Control and (B) all participants granted such Awards shall be deemed to have earned a pro rata award equal to the product of (i) such participant's target award opportunity with respect to such Award for the Performance Period in question and (ii) the percentage of performance objectives achieved as of the date on which the Change in Control occurs. Unless the Committee otherwise determines, any performance-based Shares for which the applicable pro-rated Performance Goals have not been achieved shall be forfeited and canceled as of the date of such Change in Control.

          (c)    Timing of Payments.    Payment of any amounts calculated in accordance with Sections 15(a) and (b) above shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

          (d)    Alternative Awards.    Notwithstanding Sections 15(a), (b) and (c) above, no cancellation, termination, acceleration of exercisability or vesting, lapse of any restricted period or settlement or other payment shall occur with respect to any outstanding Award if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award being hereinafter referred to as an "Alternative Award") by the New Employer, provided that any Alternative Award must:

            (i)    be based on shares of common stock that are traded on an established U.S. securities market;

            (ii)   provide the participant (or each participant in a class of participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

            (iii)  have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

            (iv)  have terms and conditions which provide that in the event that the participant suffers an involuntary termination within two years following the Change in Control any conditions on such participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such participant shall be waived or shall lapse, as the case may be.

        16.    Amendment and Termination of this Plan.

        The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate this Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or market on which the Common Stock is then listed. Notwithstanding the foregoing, no amendment shall be made to any stock option that would be deemed to be a repricing under the rules of the New York Stock Exchange or the Market unless such amendment is first subject to and approved by the Company's shareholders.

        17.    Amendment or Substitution of Awards under this Plan.

        The terms of any outstanding Award under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award or of the date of lapse of restrictions on Shares); provided that, (a) except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a participant under the Award without his or her written consent, (b) that the Committee shall not reduce the exercise price of any options or SARs awarded under this Plan or make any amendment that would be deemed to be a repricing under the rules of the New York Stock Exchange or the Market without approval of the stockholders of the Company, and (c) except as otherwise provided in Section 15 or as set forth in the applicable stock option agreements (e.g., with respect to cancellation of options upon termination of employment), there shall be no adjustment to the grantees, number of shares, or exercise prices with regard to any option grant after the Grant Date.

        18.    Commencement Date; Termination Date.

        The date of original commencement of this Plan was June 2, 2004, and the effective date of this most recent amendment and restatement of the Plan shall be January 1, 2014 subject to approval by the stockholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating this Plan, this Plan shall terminate at the close of business on the date that is ten years after June 30, 2014. No termination of this Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under this Plan.

        19.    Severability.

        Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

        20.    Governing Law.

        The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

        21.    Compliance with Code Section 409A.

        To the extent necessary and applicable, the provisions of this Plan are intended to comply with Code Section 409A and all applicable regulations, and shall otherwise be construed in the manner necessary to ensure compliance with those provisions to the extent required by applicable law.            Notwithstanding any provision of this Plan to the contrary, to the extent an Award shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a "change in ownership or effective control" or a "change in the ownership or a substantial portion of the assets" of the Company within the meaning of Code Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Code Section 409A, to the participant on the earliest of:

  (a)
  the participant's "separation from service" with the Corporation (determined in accordance with Code Section 409A); provided, however, that if the participant is a "specified employee" (within the meaning of Code Section 409A), the payment date shall be the date that is six (6) months after the date of the participant's separation from service with the employing Company or Subsidiary, as the case may be (except that during such 6 month period the participant may receive total payments from the Company that do not exceed the amount specified in Treas. Reg. Section 1.409A-1(b)(9)(iii)(A));

  (b)
  the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Code Section 409A); or

  (c)
  the participant's death.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

Address Change? Mark box, sign, and indicate changes below:  ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Item 1.

1.	Election of directors:	01	Tom W. Olofson	☐	Vote FOR	☐	Vote WITHHOLD
		02	Christopher E. Olofson		all nominees		from all nominees
		03	W. Bryan Satterlee		(except as marked)
		04	Edward M. Connolly, Jr.
		05	James A. Byrnes
		06	Joel Pelofsky
		07	Charles C. Connely, IV

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Please fold here — Do not separate

The Board of Directors Recommends a Vote FOR Item 2.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the year ending December 31, 2014.	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends a Vote FOR Item 3.

3.	Approval of an advisory (non-binding) vote approving the compensation of our named executive officers.	☐	For	☐	Against	☐	Abstain

The Board of Directors Recommends a Vote FOR Item 4.

4.	Approval of amended and restated Epiq Systems, Inc. 2004 Equity Incentive Plan.	☐	For	☐	Against	☐	Abstain

In their discretion, the proxies are authorized to vote upon other business properly coming before the meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Date

Signature(s) in Box

Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer.

EPIQ SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 11, 2014

10:00 a.m.

Westin Crown Center

1 East Pershing Road

Kansas City, Missouri 64108

Epiq Systems, Inc. 501 Kansas Avenue Kansas City, Kansas 66105	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 11, 2014.

The undersigned hereby appoints Tom W. Olofson and Christopher E. Olofson, and each of them with power to act without the other in the order named, proxies with full power of substitution, and with all the power the undersigned would possess, if personally present, to vote all shares of Common Stock of Epiq Systems, Inc. of record in the name of the undersigned as of the close of business on March 31, 2014, at the Annual Meeting of Shareholders of Epiq Systems, Inc. to be held on June 11, 2014, or at any adjournment or adjournments or postponement or postponements thereof, hereby revoking all former proxies.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

INTERNET	PHONE	MAIL

www.eproxy.com/epiq	1-800-560-1965	Mark, sign and date your proxy
Use the Internet to vote your proxy	Use a touch-tone telephone to	card and return it in the
until 12:00 p.m. (CT) on June 10, 2014.	vote your proxy until 12:00 p.m.	postage-paid envelope provided.
(CT) on June 10, 2014.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.